                                  SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      Alex. Brown Cash Reserve Fund, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

- -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)  Title of each class of securities to which transaction applies:

    2)  Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 1

    4)  Proposed maximum aggregate value of transaction:

    5)  Total fee paid:


[X] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

    2)  Form, Schedule or Registration Statement No.:

    3)  Filing Party:

    4)  Date Filed:

- --------
1 Set forth the amount on which the filing fee is calculated and state how it was determined.

         (Letterhead of Alex. Brown Cash Reserve Fund, Inc.)


                                                         PRIME SERIES
                                                         TREASURY SERIES
                                                         TAX-FREE SERIES



June 21, 1995


Dear Shareholder:

The Directors of the Alex. Brown Cash Reserve Fund, Inc. have called for a shareholders meeting to vote on two proposals.

First, we are required to elect additional directors to provide for the scheduled retirement of several of the existing directors, some of whom have served on your Fund since inception in 1981.
We believe that you will be most pleased with the caliber of the new directors who are described in the attached proxy statement. Second, the Directors approved an increase in the fees for the Fund. We are asking shareholders to vote in favor of this increase based on the following:

The Alex. Brown Cash Reserve Fund, Inc. is one of the oldest money market funds in the country and has operated extremely well since its inception. Recessions have come and gone and the Fund has avoided any exposure to possible credit problems. The Fund has never owned and will not own the exotic derivatives that caused problems for some in 1994. Not all money funds have been as successful.

The Fund's record is due partly to conservative policies. While these are too numerous to list in a short letter, we want to mention a few to give you the flavor of your fund. We own only domestic securities. We limit holdings in any issuer to 4% of the Fund compared to the 5% legal limit. We restrict our weighted average maturity of the Fund to 60 days, the legal limit is 90 days.

These policies are implemented with careful diligence. Computer programs ensure compliance with many of the restrictions. The portfolio managers and credit analysts report quarterly to the Fund's directors and more often to a senior committee at the Fund's advisor. The employees managing the Fund each have more than ten years' experience with money funds. For all these reasons, each series of the Fund has been awarded a AAA rating by S&P.

Although we insist on safety of principal as our number one goal, we have been able to generate very competitive yields for shareholders. For the year ended March 31, 1995 each Series produced a yield that exceeded the average for the universe of its particular type of money market fund as calculated by IBC/Donoghue.

Finally, Fund expenses for each Series, as measured by the expense ratios, are below the average for their respective categories as calculated by IBC/Donoghue, and even with the proposed fee increase will be below the average as calculated by IBC/Donoghue.

These points are explained in the attached proxy. We encourage you to read it carefully, and we ask you to join with the Fund's directors and vote in favor of both proposals.

We thank you for your consideration.

Sincerely yours,


/s/ W. JAMES PRICE                 /s/ RICHARD T. HALE
- ------------------                 -------------------
W. James Price                     Richard T. Hale
Chairman                           President

                     ALEX. BROWN CASH RESERVE FUND, INC.
                          135 East Baltimore Street
                          Baltimore, Maryland 21202

                                    ------

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                JULY 25, 1995

TO THE SHAREHOLDERS OF ALEX. BROWN CASH RESERVE FUND, INC.

   You are cordially invited to a Special Meeting of the Shareholders of Alex. Brown Cash Reserve Fund, Inc. (the "Fund") on Tuesday, July 25, 1995 at 4:00 p.m. (Baltimore Time) in the Audio-Visual Room of Alex. Brown & Sons Incorporated, One Thirty-Five East Baltimore Street, Baltimore, Maryland, 21202, for the purpose of considering the proposals set forth below and for the transaction of such other business as may be properly brought before the meeting:

   PROPOSAL 1: To consider and act upon a proposal to elect a Board of
               Directors (voted on by the shareholders of the Fund as a whole);

   PROPOSAL 2: To approve or disapprove an amended investment advisory agreement between the Fund and Investment Company Capital Corp. with respect to the Prime Series, increasing the advisory fee (voted on by the shareholders of the Prime Series);

   PROPOSAL 3: To approve or disapprove an amended investment advisory agreement between the Fund and Investment Company Capital Corp. with respect to the Treasury Series, increasing the advisory fee (voted on by the shareholders of the Treasury Series); and

   PROPOSAL 4: To approve or disapprove an amended investment advisory agreement between the Fund and Investment Company Capital Corp. with respect to the Tax-Free Series, increasing the advisory fee (voted on by the shareholders of the Tax-Free Series).

Only shareholders of the Fund at the close of business on June 9, 1995 are entitled to notice of, and to vote at, this meeting or any adjournment thereof.

   WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN YOUR PROXY CARD AND RETURN IT SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                                                Brian C. Nelson
                                                Secretary

Dated: June 21, 1995

                     ALEX. BROWN CASH RESERVE FUND, INC.
                          135 East Baltimore Street
                          Baltimore, Maryland 21202
                                    ------
                               PROXY STATEMENT
                                    ------
                       SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD
                                JULY 25, 1995

   This Proxy Statement is furnished by the Directors of Alex. Brown Cash Reserve Fund, Inc. (the "Fund") in connection with their solicitation of proxies for use at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on Tuesday, July 25, 1995 at 4:00 p.m. (Baltimore
Time), or at any adjournment thereof, in the Audio-Visual Room of Alex. Brown & Sons Incorporated, One Thirty-Five East Baltimore Street, Baltimore, Maryland, 21202. It is expected that the Notice of Special Meeting, the Proxy Statement and the Proxy Card will be mailed to shareholders on or about June 21, 1995.

   If you do not expect to be present at the Meeting and wish your shares to be voted, please date and sign the enclosed Proxy Card ("Proxy") and mail it in the enclosed reply envelope, allowing sufficient time for the card to be received on or before 4:00 p.m. (Baltimore Time) on July 25, 1995. If the accompanying Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted for the election of the Directors of the Fund (the "Directors") (Proposal 1), for the amended investment advisory agreement with respect to the Prime Series (Proposal 2), for the amended investment advisory agreement with respect to the Treasury Series (Proposal 3) and for the amended investment advisory agreement with respect to the Tax-Free Series (Proposal 4). Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated Proxy or by attending and voting at the Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting at the Meeting.

   All shareholders of the Fund are entitled to vote on Proposal 1. Proposals 2, 3 and 4 require action by the shareholders of the Prime, Treasury and Tax-Free Series, respectively, as shown below. The summary voting table below sets forth all of the proposals to be acted upon and indicates which series' shareholders are solicited with respect to each proposal.


            Proposal Number     Series
            ---------------     ------

                    1           Prime, Treasury and Tax-Free
                    2           Prime
                    3           Treasury
                    4           Tax-Free


   The close of business on June 9, 1995 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had 2,914,547,907 shares outstanding, consisting of 1,814,843,002 shares outstanding of the Prime Series, 565,526,406 shares outstanding of the Treasury Series and 534,178,499 shares outstanding of the Tax-Free Series. Each full share will be entitled to one vote at the Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.

   The expenses of the Meeting will be borne by the Fund, except that the incremental costs associated with Proposals 2 through 4 will be borne by Investment Company Capital Corp. ("ICC" or the "Advisor"), and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of Proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic or oral communication by regular employees of the Advisor.

   The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended March 31, 1995 to any shareholder requesting such report. Request for the annual report should be made in writing to Alex. Brown Cash Reserve Fund, Inc., P.O. Box 17250, Baltimore, Maryland, 21203 or by calling 1-800-553-8080.

   The Fund is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its shares are registered under the Securities Act of 1933, as amended. The Fund offers three series of shares (each a "Series" and collectively the "Series"): Prime Series, Treasury Series and Tax-Free Series. ICC, 135 East Baltimore Street, Baltimore, Maryland 21202, a wholly-owned subsidiary of Alex. Brown & Sons Incorporated ("Alex. Brown" or the "Distributor"), acts as the Fund's investment advisor to each of the Series pursuant to two separate Investment Advisory Agreements currently in effect (the "Current Advisory Agreements"), one dated as of April 4, 1990 with respect to the Prime Series and the Treasury Series and one dated as of October 5, 1990 with respect to the Tax-Free Series. It is proposed that shareholders approve amended investment advisory agreements with respect to each of the Series, which increase advisory fees, to replace the Current Advisory Agreements. See Proposals 2, 3 and 4 below.

PROPOSAL 1: TO CONSIDER AND ACT UPON A PROPOSAL TO ELECT A BOARD OF DIRECTORS

   At the Meeting, it is proposed that nine Directors will be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholders for the election of W. James Price, Richard T. Hale, James J. Cunnane, N. Bruce Hannay, John F. Kroeger, Louis E. Levy, Eugene J. McDonald, Rebecca W. Rimel and Harry Woolf. Messrs. Price, Hale, Cunnane, Hannay, Kroeger, Levy, McDonald and Woolf are currently members of the Board of Directors. Messrs. Price, Hale, Hannay, Kroeger and Woolf were last elected by shareholders at a special meeting held on March 30, 1990. Mr. McDonald was elected by the Board on June 17, 1992. Mr. Levy was elected by the Board on June 17, 1994. Mr. Cunnane was elected by the Board on December 14, 1994. Alonzo G. Decker retired from the Board effective December 31, 1994. Ms. Rimel has not previously served on the Board and has not previously been elected by the shareholders.

   The proposal to elect the Board of Directors is being presented for shareholder approval pursuant to requirements under the 1940 Act. In compliance with the 1940 Act, shareholder meetings must be held within sixty days to elect Directors whenever fewer than a majority of the Directors holding office have been elected by the shareholders or, if necessary in the case of filling vacancies, to assure that at least two-thirds of the Directors holding office after such vacancies are filled have been elected by the shareholders. Because the addition of Ms. Rimel raises the number of Directors to nine, of which five have been elected by shareholders of the Fund, a shareholder meeting must be held to elect Ms. Rimel in order for the Board of Directors to comply with the two-thirds requirement. The meeting also obviates the need to hold shareholder meetings in the future to fill vacancies caused by prospective retirements.

   Because the corporation does not hold regular annual shareholder meetings, each nominee, if elected, will hold office until his successor is elected and qualified. Under Maryland General Corporation Law, a corporation registered under the 1940 Act is not required to hold an annual meeting in any year in which the election of Directors is not required to be acted upon under such Act. The Fund has availed itself of this provision and achieves cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings.

   Even with the elimination of routine annual meetings, the Board of Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or required or permitted by the Articles of Incorporation and By-Laws of the Fund. As described above, shareholder meetings will be held to elect Directors under certain circumstances in compliance with the 1940 Act. Shareholder meetings may also be held by the Fund in order to approve investment policy changes, a new investment advisory agreement or other matters requiring shareholder action under the 1940 Act.

   A meeting may also be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Directors, in which case shareholders may receive assistance in communicating with other shareholders as if the provisions contained in
Section 16(c) of the 1940 Act applied. In addition, Maryland General Corporation Law provides for the calling of a special meeting by the written request of shareholders holding at least 25% of the shares entitled to vote at the meeting.

   Each of the nominees has consented to being named in this Proxy Statement and to serving as a Director if elected. The Fund knows of no reason why any nominee would be unable or unwilling to serve if elected. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the Proxy will exercise their voting power to vote for such person or persons as the management of the Fund may recommend. Directors will be elected by a majority of all votes cast at the Meeting provided that a majority of shareholders entitled to vote is present in person or by proxy at the Meeting. If you give no voting instructions, your shares will be voted for all nominees named herein.

INFORMATION REGARDING NOMINEES

   The following information is provided for each nominee. It includes his or her name, position with the Fund, length of directorship (if applicable), age, principal occupations or employment during the past five years, directorships with other companies which file reports periodically with the Securities and Exchange Commission, number of shares of the Fund beneficially owned and percentage of shares of the Fund beneficially owned.

                                             Business Experience               Shares of the Fund
   Name and Position                     During the Past Five Years,           Beneficially Owned
     with the Fund         Age           Including all Directorships           as of June 2, 1995    Percentage
 ----------------------   -----   ------------------------------------------    ------------------   ------------
W. James Price*            70       Managing Director Emeritus, Alex. Brown &      113,940.98            **
  Director and Chairman               Sons Incorporated; Director, Boca
  of the Board since                  Research, Inc.; Formerly, Director, CSX
  1981                                Corp. and PHH Corporation.

Richard T. Hale*           49       Managing Director, Alex. Brown & Sons                0                **
  Director and                        Incorporated.
  President since 1989

James J. Cunnane           57       Managing Director, CBC Capital; Formerly,            0                **
  Director since 1994                 Senior Vice-President and Chief Financial
                                      Officer, General Dynamics Corporation and
                                      Director, The Arch Fund.

N. Bruce Hannay            74       Director, Plenum Publishing Corp; Formerly,      3,346.56             **
  Director since 1984                 Director, Rohm & Haas Company and General
                                      Signal Corp. and Consultant, SRI
                                      International.

John F. Kroeger            70       Director/Trustee, AIM Funds; Formerly,          43,093.58             **
  Director since 1981                 Consultant, Wendell & Stockel Associates,
                                      Inc. and General Manager, Shell Oil
                                      Company.

Louis E. Levy              62       Director, Kimberly-Clark Corporation and             0                **
  Director since 1994                 Household International; Chairman of the
                                      Quality Control Inquiry Committee,
                                      American Institute of Certified Public
                                      Accountants; Formerly, Trustee, Merrill
                                      Lynch Funds for Institutions, Adjunct
                                      Professor, Columbia University-Graduate
                                      School of Business, and Partner, KPMG Peat
                                      Marwick.

Eugene J. McDonald         62       President, Duke Management Company;                  0                **
  Director since 1992                 Executive Vice President, Duke
                                      University.

Rebecca W. Rimel*          44       President and Chief Executive Officer, The           0                **
  Nominee for Director                Pew Charitable Trusts; Director and
                                      Executive Vice President, The Glenmede
                                      Trust Company; Formerly, Executive
                                      Director, The Pew Charitable Trusts.

Harry Woolf                  71       Professor-at-Large Emeritus, Institute for      56,176.37             **
  Director since 1981                 Advanced Study; Director, Merrill Lynch
                                      Cluster C Funds, ATL and Spacelabs Medical
                                      Corp. and Family Health International.

- ------
 * "Interested person" within the meaning of the 1940 Act. Mr. Price and Ms. Rimel will be treated by the Fund as if they could each be deemed to be an "interested person." Mr. Hale is a Managing Director of Alex. Brown & Sons Incorporated, the Fund's Distributor ("Alex. Brown" or the "Distributor").

** As of June 2, 1995, Directors and nominees of the Fund beneficially owned less than 1% of the shares of the Fund.

   The aggregate compensation paid by the Fund to each of the Fund's Directors serving during the fiscal year ended March 31, 1995 is set forth in the compensation table below. The aggregate compensation paid to such Directors during calendar year 1994 by all registered investment companies to which the Advisor or an affiliated person of the Advisor provides investment advisory services (collectively, the "Fund Complex") is also set forth in the compensation table below.

                              COMPENSATION TABLE

                                                               Total Compensation   Number of Funds in
                                                                From the Fund and      Fund Complex
                               Aggregate                          Fund Complex              for
                             Compensation        Deferred            Paid to               Which
 Name                        from the Fund     Compensation         Directors         Director Serves
 ------------------------   ---------------   --------------    ------------------   ------------------
Richard T. Hale*  .......       $     0          $     0             $     0                12
W. James Price*  ........             0                0                   0                 8
James J. Cunnane**  .....             0            6,321               9,750                13
N. Bruce Hannay  ........        18,308            6,223              39,000                13
John F. Kroeger  ........        26,982                0              42,900                13
Louis E. Levy**  ........         8,757            9,750              29,250                13
Eugene J. McDonald  .....        11,987           12,544              39,000                13
Harry Woolf  ............        11,987           12,544              39,000                13


- ------
 * "Interested person," within the meaning of the 1940 Act, of the Fund and all other U.S. registered investment companies in the Fund Complex for which he serves as a director. Mr. Price will be treated by the Fund as if he could be deemed to be an "interested person". Mr. Hale is a Managing Director of the Distributor.

** Mr. Levy and Mr. Cunnane became Directors in June, 1994 and December,
   1994, respectively.

   The Fund Complex has adopted a Retirement Plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of five years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fees earned by him in his last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by him in his last year of service. The fee will be paid quarterly, for life, by each fund for which he serves. The Retirement Plan is unfunded and unvested. Messrs. Hannay, Kroeger and Woolf have qualified but have not received benefits, and no such benefits are being accrued for them since they have not yet retired. The Fund has one Participant, a Director who retired effective December 31, 1994, who has qualified for the Retirement Plan by serving thirteen years as Director in the Fund Complex and who will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fee is allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

BOARD APPROVAL OF THE ELECTION OF DIRECTORS

   By meeting of the Board of Directors dated June 1, 1995, the Board approved setting the number of Directors at nine and recommended that shareholders vote for each of the nominees for Director named herein. In recommending that shareholders elect the nominees as Directors of the Fund, the Board considered the nominees' experience and qualifications.

SHAREHOLDER APPROVAL OF THE ELECTION OF DIRECTORS

   The election of the Directors requires the favorable vote of a majority of all votes cast at the Meeting provided that a majority of shareholders entitled to vote is present in person or by proxy at the Meeting. If the Directors are not approved by the shareholders of the Fund, the Board will consider alternative nominations.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR THE ELECTION OF THE DIRECTORS.
     ---
                                      5

PROPOSAL 2: TO APPROVE OR DISAPPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT
            BETWEEN THE FUND AND INVESTMENT COMPANY CAPITAL CORP. WITH RESPECT TO THE PRIME SERIES, INCREASING THE ADVISORY FEE

GENERAL

   On June 1, 1995, the Directors unanimously approved, subject to the approval of the shareholders of the Prime Series (the "Prime Shareholders"), an Amended Investment Advisory Agreement with respect to the Prime Series (the "Amended Prime Advisory Agreement") to increase the rate of the fee payable to the Advisor. Under the investment advisory agreement currently in effect with respect to the Prime Series and the Treasury Series (the "Current Prime and Treasury Advisory Agreement"), the Advisor receives a fee from the Fund, calculated daily and paid at the end of each calendar month, at the annual rate of .25% of the first $500 million of the Fund's aggregate average daily net assets, .21% of the next $500 million of the Fund's aggregate average daily net assets, .20% of the next $500 million of the Fund's aggregate average daily net assets and .19% of that portion of the Fund's aggregate average daily net assets in excess of $1.5 billion. The Prime Series pays its proportional share of the fee based on its relative net assets. The Advisor may, from time to time, voluntarily waive a portion of its advisory fee with respect to the Prime Series to preserve or enhance the performance of such Series. No such waiver was required for the fiscal year ended March 31, 1995. Such voluntary waiver is not contractual and is subject to change.

   Under the Amended Prime Advisory Agreement, the Advisor would receive a fee from the Fund, calculated daily and paid at the end of each calendar month, at the annual rate of .30% of the first $500 million of the Fund's aggregate average daily net assets, .26% of the next $500 million of the Fund's aggregate average daily net assets, .25% of the next $500 million of the Fund's aggregate average daily net assets, .24% of the next $1 billion of the Fund's aggregate average daily net assets, .23% of the next $1 billion of the Fund's aggregate average daily net assets and .22% of the Fund's aggregate average daily net assets in excess of $3.5 billion. The Prime Series would pay its portion of the foregoing fee based on the proportion of its net assets relative to the Fund's net assets. In addition, the Advisor would be entitled to receive an additional fee with respect to the Prime Series, calculated daily and paid monthly, at the annual rate of .02% of the Prime Series' average daily net assets. The effect of this change is to increase the rate paid by the Prime Series by .07% on Fund assets up to $2.5 billion, .06% on Fund assets from $2.5 billion up to $3.5 billion, and .05% on Fund assets in excess of $3.5 billion. The Advisor would be able, from time to time, to voluntarily waive a portion of its advisory fee with respect to the Prime Series to preserve or enhance the performance of the Prime Series. Such voluntary waiver would not be contractual and would be subject to change. A copy of the Amended Prime Advisory Agreement, as it is proposed to be approved by the Prime Shareholders, is attached hereto as Exhibit A.

EVALUATION AND RECOMMENDATION

   To assist the Directors in their consideration of the Amended Prime Advisory Agreement, the Advisor presented a comparative analysis, under the existing and pro forma advisory fees, of the performance and expenses of the Fund. The Directors took into account the Advisor's belief that the proposed fee structure represents a reasonable return, is in line with acceptable profitability levels, is still less than that of competing funds and maintains the Fund's competitive performance. In addition, the Directors considered the following factors: (1) the nature and quality of the advisory services rendered and the results achieved by the Advisor in the management of the Fund, giving due consideration to the likely impact of the proposed fee on relative performance; (2) the relationship of the proposed advisory fee schedule to the fee schedules of comparable mutual funds, the impact of the proposed increase in advisory fees on the Fund's expense ratio and the relationship of the Fund's pro forma expense ratio to the expense ratios of comparable mutual funds; (3) the costs borne by the Advisor in providing investment advisory services to the Fund; (4) the profits of the Advisor in providing services to the Fund; and (5) the extent to which the economies of scale that the Advisor might experience as a result of growth in the Fund's assets would be shared with the Fund. With respect to the nature and quality of services and the results achieved, the Directors noted the success of the Fund since inception (1981) in maintaining a high quality portfolio and avoiding credit problems and exotic securities which affected some funds. The Directors also noted the Advisor's ability to provide a competitive yield for shareholders while emphasizing credit quality.

DESCRIPTION OF THE CURRENT PRIME AND TREASURY ADVISORY AGREEMENT

   The Current Prime and Treasury Advisory Agreement was last approved by the Prime Shareholders on April 4, 1990.

   The Prime and Treasury Advisory Agreement provides that the Advisor, in return for its fee, will (a) supervise and manage the Series' operations; (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Prime Series; (c) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;
(d) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services; (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign and otherwise, whether affecting the economy generally or the Prime Series, and whether concerning the individual issuers whose securities are included in the Prime Series or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Prime Series; (f) determine which issuers and securities shall be represented in the Prime Series; (g) take all actions necessary to carry into effect the Fund's purchase and sale programs;
(h) supervise the operations of the Fund's transfer and dividend disbursing agent; (i) provide the Fund with such administrative and clerical services for the maintenance of certain shareholder records as are deemed advisable by the Fund's Board of Directors; and (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy materials, tax returns, reports to the Prime Shareholders and reports to and filings with the SEC and state Blue Sky authorities. Subject to the approval of the Board and the Prime Shareholders, the Advisor may delegate certain of its duties enumerated above to a sub-advisor.

   The Current Prime and Treasury Advisory Agreement also provides for compensation, as discussed above.

   The Current Prime and Treasury Advisory Agreement provides that the Advisor will furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund to the extent that such officers may be required by the Fund for the proper conduct of its affairs. The Fund assumes and pays all other expenses of the Fund, including, without limitation: payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

   The Current Prime and Treasury Advisory Agreement provides for expense limitations. In the event the operating expenses of the Fund, including all investment advisory and administrative fees, for any fiscal year ending on a date on which the agreement is in effect exceed either (i) the expense limitations applicable to the Prime Series imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale, as such limitations may be raised or lowered from time to time, or
(ii) 1% of the Fund's average daily net assets, the Advisor will reduce its investment advisory fee to the extent of its share of such excess expenses and, if required pursuant to any such laws or regulations, will reimburse the

Fund for its share of annual operating expenses in excess of any expense limitation that may be applicable. Excluded from such expenses are the amounts of any interest, taxes, brokerage commissions and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, will be computed and accrued daily, will be settled on a monthly basis and will be based upon the expense limitation applicable to the Prime Series as at the end of the last business day of the month. The foregoing expense limitations imposed by the state securities laws and regulations will be applied to the Prime Series separately unless the laws or regulations of any state shall require that the expense limitations be imposed with respect to the Fund as a whole. The foregoing 1% expense limitation shall be applied to the Fund's Series on a combined basis.

   The services of the Advisor are not to be deemed exclusive, and the Advisor and its officers and Directors are free to render investment advisory and other services to others, including other investment companies, and to engage in other activities, so long as its services under the agreement are not impaired thereby. The Advisor's officers or Directors may serve as officers or Directors of the Fund, and the Fund's officers or Directors may serve as officers or Directors of the Advisor, to the extent permitted by law.

   Following the expiration of its initial two-year term, the Current Prime and Treasury Advisory Agreement continues in force and effect from year to year, provided that such continuance is approved at least annually by the Fund's Board or by the vote of a majority of the Prime Series' outstanding voting securities, and by the affirmative vote of a majority of the Directors who are not parties to the agreement or "interested persons" of a party to the agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

   The Current Prime and Treasury Agreement may be terminated at any time, on waivable written notice within sixty days and without any penalty, by vote of the Fund's Board, by vote of a majority of the Prime Series' outstanding voting securities or by the Advisor. The agreement automatically terminates in the event of its assignment.

   The Current Prime and Treasury Agreement obligates the Advisor to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under the agreement, but the Advisor is not liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, Directors or employees, or reckless disregard by the Advisor of its duties under the agreement.

THE ADVISOR

   The Advisor is a wholly-owned subsidiary of Alex. Brown, which is located at 135 East Baltimore Street, Baltimore, Maryland, 21202. Alex. Brown is a wholly-owned subsidiary of Alex. Brown Incorporated, which is also located at 135 East Baltimore Street, Baltimore, Maryland, 21202.

   The following information is provided for each Director and the principal executive officer of the Advisor. It includes his name, position with the Advisor, address and principal occupation.

        Name and Position
         with the Advisor                      Address                    Principal Occupation
 --------------------------------   -----------------------------   ---------------------------------
Alvin B. Krongard                  135 East Baltimore Street       Chairman and Chief Executive
  Director                         Baltimore, Maryland 21202       Officer, Alex. Brown Incorporated

Mayo A. Shattuck III               135 East Baltimore Street       President, Alex. Brown
  Director                         Baltimore, Maryland 21202       Incorporated

Benjamin Howell Griswold, IV       135 East Baltimore Street       Chairman Emeritus, Alex. Brown
  Director                         Baltimore, Maryland 21202       Incorporated

Edward J. Veilleux                 135 East Baltimore Street       Principal, Alex. Brown & Sons
  President                        Baltimore, Maryland 21202       Incorporated; Vice President,
                                                                   Armata Financial Corp.


   As of June 1, 1995, Mr. Price, Chairman of the Fund, beneficially owned 71,876 shares of Alex. Brown Incorporated. As of June 1, 1995, Mr. Hale, a Director of the Fund, beneficially owned 76,406 shares of Alex. Brown Incorporated. Mr. Veilleux, Executive Vice President of the Fund, is President of the Advisor and as of June 1, 1995, owned 500 shares of Alex. Brown Incorporated. Mr. Nelson, Vice President and Secretary of the Fund, is Vice President of the Advisor.

   For the fiscal year ended March 31, 1995, the Fund paid the Advisor an aggregate fee (net of a voluntary fee waiver of $156,200 for the Treasury Series) of $4,941,395 for advisory services. For such fiscal year, the Fund also paid the Advisor aggregate fees of $58,826 for transfer agency services provided to the Fund and $90,083 for accounting services provided to the Treasury Series. For the period from November 10, 1994 to March 31, 1995, the Fund paid the Advisor $58,826 for accounting services provided to the Prime Series. For the fiscal year ended March 31, 1995, the Fund paid the Distributor an aggregate distribution fee of $6,302,116.

COMPARISON BETWEEN THE AMENDED PRIME ADVISORY AGREEMENT AND THE CURRENT PRIME AND TREASURY ADVISORY AGREEMENT

   The terms of the Amended Prime Advisory Agreement and the Current Prime and Treasury Agreement, as applicable to the Prime Series, are effectively the same, except for provisions regarding compensation, as discussed above.

   There are currently five classes of the Prime Series, designated as the Alex. Brown Cash Reserve Prime Shares, the Flag Investors Cash Reserve Prime Class A Shares, the Flag Investors Cash Reserve Prime Class B Shares, the Alex. Brown Cash Reserve Prime Institutional Shares and the Quality Cash Reserve Prime Shares. Flag Investors Cash Reserve Prime Class B Shares are available only through the exchange of shares of other funds in the Flag Investors family of funds and are subject to a contingent deferred sales charge as described in the Prospectus for the shares. The Quality Cash Reserve Prime Shares are offered primarily to broker-dealers that have correspondent relationships with Alex. Brown.

   The following table compares the existing fees and expenses of each of the five classes of the Prime Series under the Current Prime and Treasury Advisory Agreement and the pro forma fees and expenses of each of the classes of the Prime Series under the Amended Prime Advisory Agreement. The percentages shown below expressing existing Annual Fund Operating Expenses are based on the actual expenses of each class of the Prime Series for the fiscal year ended March 31, 1995.

                    ALEX. BROWN CASH RESERVE PRIME SHARES

Shareholder Transaction Expenses                                            Existing       Pro Forma
- -----------------------------------------------------------------------     --------       ---------
Maximum Sales Charge Imposed on Purchase  .............................       None           None
Maximum Sales Charge Imposed on Reinvested Dividends  .................       None           None
Deferred Sales Charge  ................................................       None           None
Redemption Fees  ......................................................       None           None

Annual Fund Operating Expenses (as a percentage of average net assets)       Existing       Pro Forma
- ------------------------------------------------------------------------     --------       ---------
Advisory Fees  .........................................................       .21%            .28%
12b-1 Fees  ............................................................       .25%            .25%
Other Expenses  ........................................................       .15%            .15%
                                                                               ----            ----
Total Fund Operating Expenses  .........................................       .61%            .68%
                                                                               ====            ====

EXAMPLE

   Assuming a hypothetical investment of $1,000, a 5% annual return and redemption at the end of each time period, an investor in Alex. Brown Cash Reserve Prime Shares would have paid transaction and operating expenses at the end of each year as follows:

                                                                             Existing      Pro Forma
                                                                             --------      ---------
1 year  ................................................................      $ 6           $ 7
3 years  ...............................................................      $20           $22
5 years  ...............................................................      $35           $39
10 years ...............................................................      $79           $88


This Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

               FLAG INVESTORS CASH RESERVE PRIME CLASS A SHARES

 Shareholder Transaction Expenses                                            Existing      Pro Forma
                                                                             --------      ---------
Maximum Sales Charge Imposed on Purchase  ..............................       None*          None*
Maximum Sales Charge Imposed on Reinvested Dividends  ..................       None           None
Deferred Sales Charge  .................................................       None*          None*
Redemption Fees  .......................................................       None           None


 Annual Fund Operating Expenses (as a percentage of average net assets)      Existing       Pro Forma
 -----------------------------------------------------------------------   ------------   -------------
Advisory Fees  .........................................................       .21%            .28%
12b-1 Fees  ............................................................       .25%            .25%
Other Expenses  ........................................................       .15%            .15%
                                                                               ----            ----
Total Fund Operating Expenses  .........................................       .61%            .68%
                                                                               ====            ====


- ------

* Flag Investors Cash Reserve Prime Class A Shares are not subject to a sales charge. However, shareholders of other Flag Investors funds who exchange their Class A shares of such funds for Flag Investors Cash Reserve Prime Class A Shares will retain liability for any contingent deferred sales charge due on such shares upon redemption.

EXAMPLE

   Assuming a hypothetical investment of $1,000, a 5% annual return and redemption at the end of each time period, an investor in Flag Investors Cash Reserve Prime Class A Shares would have paid transaction and operating expenses at the end of each year as follows:

                                                                             Existing      Pro Forma
                                                                             --------      ---------
1 year  ................................................................       $ 6           $ 7
3 years ................................................................       $20           $22
5 years ................................................................       $35           $39
10 years ...............................................................       $79           $88


This Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

               FLAG INVESTORS CASH RESERVE PRIME CLASS B SHARES

 Shareholder Transaction Expenses                                            Existing      Pro Forma
 -----------------------------------------------------------------------     --------      ---------
Maximum Sales Charge Imposed on Purchase  ..............................     None            None
Maximum Sales Charge Imposed on Reinvested Dividends  ..................     None            None
Deferred Sales Charge (as a percentage of original purchase price or
  redemption proceeds, whichever is lower) .............................     4.00%*          4.00%*


 Annual Fund Operating Expenses (as a percentage of average net assets)      Existing      Pro Forma
 -----------------------------------------------------------------------     --------      ---------
Advisory Fees  .........................................................       .21%           .28%
12b-1 Fees  ............................................................       .75%           .75%
Other Expenses (including a .25% shareholder servicing fee)  ...........       .40%**         .40%**
                                                                              ----           ----
Total Fund Operating Expenses  .........................................      1.36%          1.43%
                                                                              ====           ====


- ------
* A declining contingent deferred sales charge will be imposed on redemptions of Flag Investors Cash Reserve Prime Class B Shares made within six years of purchase. Flag Investors Cash Reserve Prime Class B Shares will automatically convert to Flag Investors Cash Reserve Prime Class A Shares six years after purchase.
** A portion of the shareholder servicing fee is allocated to member firms of the National Association of Securities Dealers, Inc. and qualified banks for continued personal service by such members to investors in Flag Investors Cash Reserve Prime Class B Shares, such as responding to shareholder inquiries, quoting net asset values, providing current marketing materials and attending to other shareholder matters.

EXAMPLE

   An investor in Flag Investors Cash Reserve Prime Class B Shares would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                                                             Existing      Pro Forma
                                                                             --------      ---------
1 year  ................................................................      $ 54           $ 55
3 years ................................................................      $ 74           $ 76
5 years ................................................................      $ 97           $101
10 years ...............................................................      $131*          $140*


- ------

* Expenses assume that Flag Investors Cash Reserve Prime Class B Shares are converted to Flag Investors Cash Reserve Prime Class A Shares at the end of six years. Therefore, the expense figures assume six years of Flag Investors Cash Reserve Prime Class B expenses and four years of Flag Investors Cash Reserve Prime Class A expenses.

   An investor in Flag Investors Cash Reserve Prime Class B Shares would pay the following expenses on the same investment, assuming no redemption:

                                                                             Existing      Pro Forma
                                                                             --------      ---------
1 year  ................................................................      $ 14           $ 15
3 years ................................................................      $ 44           $ 46
5 years ................................................................      $ 77           $ 81
10 years ...............................................................      $131*          $140*


- ------

* Expenses assume that Flag Investors Cash Reserve Prime Class B Shares are converted to Flag Investors Cash Reserve Prime Class A Shares at the end of six years. Therefore, the expense figures assume six years of Flag Investors Cash Reserve Prime Class B expenses and four years of Flag Investors Cash Reserve Prime Class A expenses.

This Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

             ALEX. BROWN CASH RESERVE PRIME INSTITUTIONAL SHARES

 Shareholder Transaction Expenses                                              Existing    Pro Forma
 -----------------------------------------------------------------------       --------    ---------
Maximum Sales Charge Imposed on Purchase  ..............................         None         None
Maximum Sales Charge Imposed on Reinvested Dividends  ..................         None         None
Deferred Sales Charge  .................................................         None         None
Redemption Fees  .......................................................         None         None


 Annual Fund Operating Expenses (as a percentage of average net assets)      Existing       Pro Forma
 -----------------------------------------------------------------------   ------------   -------------
Advisory Fees  .........................................................       .21%           .28%
12b-1 Fees  ............................................................       None           None
Other Expenses  ........................................................       .15%           .15%
                                                                               ----           ----
Total Fund Operating Expenses  .........................................       .36%           .43%
                                                                               ====           ====


EXAMPLE

   Assuming a hypothetical investment of $1,000, a 5% annual return and redemption at the end of each time period, an investor in Alex. Brown Cash Reserve Prime Institutional Shares would have paid transaction and operating expenses at the end of each year as follows:

                                                                             Existing      Pro Forma
                                                                             --------      ----------
1 year  .................................................................      $ 4            $ 4
3 years .................................................................      $12            $14
5 years .................................................................      $20            $24
10 years ................................................................      $46            $55


This Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

                      QUALITY CASH RESERVE PRIME SHARES

 Shareholder Transaction Expenses                                            Existing       Pro Forma
 -----------------------------------------------------------------------     --------       ---------
Maximum Sales Charge Imposed on Purchase  ..............................       None           None
Maximum Sales Charge Imposed on Reinvested Dividends  ..................       None           None
Deferred Sales Charge  .................................................       None           None
Redemption Fees  .......................................................       None           None

Annual Fund Operating Expenses (as a percentage of average net assets)       Existing        Pro Forma
- ------------------------------------------------------------------------     --------        ---------
Advisory Fees  .........................................................       .21%            .28%
12b-1 Fees  ............................................................       .60%            .60%
Other Expenses  ........................................................       .15%            .15%
                                                                              -----           -----
Total Fund Operating Expenses  .........................................       .96%           1.03%
                                                                              =====           =====

EXAMPLE

   Assuming a hypothetical investment of $1,000, a 5% annual return and redemption at the end of each time period, an investor in Quality Cash Reserve Prime Shares would have paid transaction and operating expenses at the end of each year as follows:

                                                                             Existing      Pro Forma
                                                                             --------      ---------
1 year  ................................................................       $ 10           $ 11
3 years ................................................................       $ 31           $ 33
5 years ................................................................       $ 54           $ 58
10 years ...............................................................       $124           $133


THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

   For the fiscal year ended March 31, 1995, the aggregate fee paid by the Fund to the Advisor for services on behalf of the Prime Series was $3,050,911. If the proposed fee had been in effect, the Advisor would have received $4,076,335, which equals a 33.6% increase.

SHAREHOLDER APPROVAL OF THE AMENDED PRIME ADVISORY AGREEMENT

   Approval of the Amended Prime Advisory Agreement requires the affirmative vote of a majority of the outstanding shares of the Prime Series. For purposes of this proposal, "majority of the outstanding shares" means the vote of (i) 67% or more of the Prime Series' outstanding shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Prime Series are present or represented by proxy, or (ii) more than 50% of the Prime Series' outstanding shares, whichever is less.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE PRIME SERIES VOTE FOR APPROVAL OF THE AMENDED PRIME ADVISORY AGREEMENT.
     ---

PROPOSAL 3: TO APPROVE OR DISAPPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT
            BETWEEN THE FUND AND INVESTMENT COMPANY CAPITAL CORP. WITH RESPECT TO THE TREASURY SERIES, INCREASING THE ADVISORY FEE

GENERAL

   On June 1, 1995, the Directors unanimously approved, subject to the approval of the shareholders of the Treasury Series (the "Treasury Shareholders"), an Amended Investment Advisory Agreement with respect to the Treasury Series (the "Amended Treasury Advisory Agreement") to increase the rate of the fee payable to the Advisor. Under the investment advisory agreement currently in effect with respect to the Prime Series and the

Treasury Series (the "Current Prime and Treasury Advisory Agreement"), the Advisor receives a fee from the Fund, calculated daily and paid at the end of each calendar month, at the annual rate of .25% of the first $500 million of the Fund's aggregate average daily net assets, .21% of the next $500 million of the Fund's aggregate average daily net assets, .20% of the next $500 million of the Fund's aggregate average daily net assets and .19% of that portion of the Fund's aggregate average daily net assets in excess of $1.5 billion. The Treasury Series pays its proportionate share of the fee based on its relative net assets. The Advisor voluntarily waives a portion of its advisory fee with respect to the Treasury Series to preserve or enhance the performance of the Treasury Series. Such voluntary waiver is not contractual and is subject to change.

   Under the Amended Treasury Advisory Agreement, the Advisor would receive a fee from the Fund, calculated daily and paid at the end of each calendar month, at the annual rate of .30% of the first $500 million of the Fund's aggregate average daily net assets, .26% of the next $500 million of the Fund's aggregate average daily net assets, .25% of the next $500 million of the Fund's aggregate average daily net assets, .24% of the next $1 billion of the Fund's aggregate average daily net assets and .23% of the Fund's aggregate average daily net assets in excess of $2.5 billion. The Treasury Series would pay its portion of the foregoing fee based on the proportion of its net assets relative to the Fund's net assets. The effect of this change is to increase the rate paid by the Treasury Series by .05% on Fund assets up to $2.5 billion and .04% on Fund assets in excess of $2.5 billion. The Advisor would be able, from time to time, to voluntarily waive a portion of its advisory fee with respect to the Treasury Series to preserve or enhance the performance of the Treasury Series. Such voluntary waiver would not be contractual and would be subject to change. A copy of the Amended Treasury Advisory Agreement, as it is proposed to be approved by the Treasury Shareholders, is attached hereto as Exhibit B.

EVALUATION AND RECOMMENDATION

   To assist the Directors in their consideration of the Amended Treasury Advisory Agreement, the Advisor presented a comparative analysis, under the existing and pro forma advisory fees, of the performance and expenses of the Fund. The Directors took into account the Advisor's belief that the proposed fee structure represents a reasonable return, is in line with acceptable profitability levels, is still less than that of competing funds and maintains the Fund's competitive performance. In addition, the Directors considered the following factors: (1) the nature and quality of the advisory services rendered and the results achieved by the Advisor in the management of the Fund, giving due consideration to the likely impact of the proposed fee on relative performance; (2) the relationship of the proposed advisory fee schedule to the fee schedules of comparable mutual funds, the impact of the proposed increase in advisory fees on the Fund's expense ratio and the relationship of the Fund's pro forma expense ratio to the expense ratios of comparable mutual funds; (3) the costs borne by the Advisor in providing investment advisory services to the Fund; (4) the profits of the Advisor in providing services to the Fund; and (5) the extent to which the economies of scale that the Advisor might experience as a result of growth in the Fund's assets would be shared with the Fund. With respect to the nature and quality of services and the results achieved, the Directors noted the success of the Fund since inception (1981) in maintaining a high quality portfolio and avoiding credit problems and exotic securities which affected some funds. The Directors also noted the Advisor's ability to provide a competitive yield for shareholders while emphasizing credit quality.

DESCRIPTION OF THE CURRENT PRIME AND TREASURY ADVISORY AGREEMENT

   For a description of the Current Prime and Treasury Advisory Agreement, Treasury Shareholders are directed to the section entitled "Description of the Current Prime and Treasury Advisory Agreement" under Proposal 2 on page
7. Compensation provisions under the Amended Treasury Advisory Agreement are described above.

THE ADVISOR

   For information concerning the Advisor, Treasury Shareholders are directed to the section entitled "The Advisor" under Proposal 2 on page 8.

COMPARISON BETWEEN THE AMENDED TREASURY ADVISORY AGREEMENT AND THE CURRENT PRIME AND TREASURY ADVISORY AGREEMENT

   The terms of the Amended Treasury Advisory Agreement and the Current Prime and Treasury Agreement, as applicable to the Treasury Series, are effectively the same, except for provisions regarding compensation, as discussed above.

   There are currently two classes of the Treasury Series, designated as the Alex. Brown Cash Reserve Treasury Shares and the Alex. Brown Cash Reserve Treasury Institutional Shares. The Institutional Shares of the Prime and Treasury Series are offered primarily to institutions. The following table compares the existing fees and expenses of the Treasury Series under the Current Prime and Treasury Advisory Agreement and the pro forma fees and expenses of the Treasury Series under the Amended Treasury Advisory Agreement. The percentage shown below expressing existing Annual Fund Operating Expenses are based on the actual expenses of each class of the Treasury Series for the fiscal year ended March 31, 1995.

                   ALEX. BROWN CASH RESERVE TREASURY SERIES

 Shareholder Transaction Expenses                                            Existing      Pro Forma
 -----------------------------------------------------------------------     --------      ---------
Maximum Sales Charge Imposed on Purchase  ..............................       None           None
Maximum Sales Charge Imposed on Reinvested Dividends  ..................       None           None
Deferred Sales Charge  .................................................       None           None
Redemption Fees  .......................................................       None           None

Annual Fund Operating Expenses (as a percentage of average net assets)       Existing      Pro Forma
- ------------------------------------------------------------------------     --------      ----------
Advisory Fees (net of fee waivers)  ....................................       .20%*          .26%
12b-1 Fees  ............................................................       .25%           .25%
Other Expenses  ........................................................       .10%           .10%
                                                                               ----           ----
Total Fund Operating Expenses (net of fee waivers)  ....................       .55%*          .61%
                                                                               ====           ====

- ------
* Absent fee waivers for the fiscal year ended March 31, 1995, Advisory Fees and Total Fund Operating Expenses would have been .21% and .56%, respectively, of the average net assets of the Alex. Brown Cash Reserve Treasury Shares of the Treasury Series.

Example

   Assuming a hypothetical investment of $1,000, a 5% annual return and redemption at the end of each time period, an investor in Alex. Brown Cash Reserve Treasury Shares would have paid transaction and operating expenses at the end of each year as follows:

                                                                             Existing*     Pro Forma
                                                                             ---------     ---------
1 year  ................................................................        $ 6           $ 6
3 years ................................................................        $18           $20
5 years ................................................................        $31           $35
10 years ...............................................................        $71           $79

- ------
* Absent fee waivers for the one, three, five and ten year periods, expenses would be $6, $18, $32 and $72, respectively.

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

            ALEX. BROWN CASH RESERVE TREASURY INSTITUTIONAL SHARES

 Shareholder Transaction Expenses                                            Existing      Pro Forma
 -----------------------------------------------------------------------     --------      ----------
Maximum Sales Charge Imposed on Purchase  ..............................       None          None
Maximum Sales Charge Imposed on Reinvested Dividends  ..................       None          None
Deferred Sales Charge  .................................................       None          None
Redemption Fees  .......................................................       None          None

Annual Fund Operating Expenses (as a percentage of average net assets)       Existing      Pro Forma
- ------------------------------------------------------------------------     --------      ---------
Advisory Fees (net of fee waivers)  ....................................       .20%*          .26%
12b-1 Fees  ............................................................       None           None
Other Expenses  ........................................................       .10%           .10%
                                                                               ----           ----
Total Fund Operating Expenses (net of fee waivers)  ....................       .30%*          .36%
                                                                               =====          ====

- ------
* Absent fee waivers for the fiscal year ended March 31, 1995, Advisory Fees and Total Fund Operating Expenses would have been .21% and .31%, respectively, of the average net assets of the Alex. Brown Cash Reserve Treasury Shares of the Treasury Series.

EXAMPLE

   Assuming a hypothetical investment of $1,000, a 5% annual return and redemption at the end of each time period, an investor in Alex. Brown Cash Reserve Treasury Institutional Shares would have paid transaction and operating expenses at the end of each year as follows:

                                                                             Existing*     Pro Forma
                                                                             ---------     ----------
1 year  ................................................................       $ 3           $ 4
3 years ................................................................       $10           $12
5 years ................................................................       $17           $20
10 years ...............................................................       $39           $46

- ------
* Absent fee waivers for the one, three, five and ten year periods, expenses would be $3, $10, $18 and $41, respectively.

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

   For the fiscal year ended March 31, 1995, the Advisor was entitled to receive an aggregate fee of $1,246,714 for services on behalf of the Treasury Series and from such amount waived a fee of $156,200. If the proposed fee had been in effect, the Advisor would have received $1,539,110, which equals a 23.5% increase.

SHAREHOLDER APPROVAL OF THE AMENDED TREASURY ADVISORY AGREEMENT

   Approval of the Amended Treasury Advisory Agreement requires the affirmative vote of a majority of the outstanding shares of the Treasury Series. For purposes of this proposal, "majority of the outstanding shares" means the vote of (i) 67% or more of the Treasury Series' outstanding shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Treasury Series are present or represented by proxy, or (ii) more than 50% of the Treasury Series' outstanding shares, whichever is less.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE
TREASURY SERIES VOTE FOR APPROVAL OF THE AMENDED TREASURY ADVISORY
AGREEMENT.           ---

PROPOSAL 4: TO APPROVE OR DISAPPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT
            BETWEEN THE FUND AND INVESTMENT COMPANY CAPITAL CORP. WITH RESPECT TO THE TAX-FREE SERIES, INCREASING THE ADVISORY FEE
GENERAL

   On June 1, 1995, the Directors unanimously approved, subject to the approval of the shareholders of the Tax-Free Series (the "Tax-Free Shareholders"), an Amended Investment Advisory Agreement with respect to the Tax-Free Series (the "Amended Tax-Free Advisory Agreement") to increase the rate of the fee payable to the Advisor. Under the investment advisory agreement currently in effect with respect to the Tax-Free Series (the "Current Tax-Free Advisory Agreement"), the Advisor receives a fee from the Fund, calculated daily and paid at the end of each calendar month, at the annual rate of .25% of the first $500 million of the Fund's aggregate average daily net assets, .21% of the next $500 million of the Fund's aggregate average daily net assets, .20% of the next $500 million of the Fund's aggregate average daily net assets and .19% of that portion of the Fund's aggregate average daily net assets in excess of $1.5 billion. The Tax-Free Series pays its proportional share of the fee based on its relative net assets. The Advisor may, from time to time, voluntarily waive a portion of its advisory fee with respect to the Tax-Free Series to preserve or enhance the performance of such Series. No such waiver was required for the fiscal year ended March 31, 1995. Such voluntary waiver is not contractual and is subject to change.

   Under the Amended Tax-Free Advisory Agreement, the Advisor would receive a fee from the Fund, calculated daily and paid at the end of each calendar month, at the annual rate of .30% of the first $500 million of the Fund's aggregate average daily net assets, .26% of the next $500 million of the Fund's aggregate average daily net assets, .25% of the next $500 million of the Fund's aggregate average daily net assets, .24% of the next $1 billion of the Fund's aggregate average daily net assets and .23% of the Fund's aggregate average daily net assets in excess of $2.5 billion. The Tax-Free Series would pay its portion of the foregoing fee based on the proportion of its net assets relative to the Fund's net assets. In addition, the Advisor would be entitled to receive an additional fee with respect to the Tax-Free Series, calculated daily and paid monthly, at the annual rate of .03% of the Tax-Free Series' average daily net assets. The effect of this change is to increase the rate paid by the Tax-Free Series by .08% on Fund assets up to $2.5 billion and .07% on Fund assets in excess of $2.5 billion. The Advisor may, from time to time, voluntarily waive a portion of its advisory fee with respect to any Series to preserve or enhance the performance of the Series. Such voluntary waiver would not be contractual and would be subject to change. A copy of the Amended Tax-Free Advisory Agreement, as it is proposed to be approved by the Tax-Free Shareholders, is attached hereto as Exhibit C.

EVALUATION AND RECOMMENDATION

   To assist the Directors in their consideration of the Amended Tax-Free Advisory Agreement, the Advisor presented a comparative analysis, under the existing and pro forma advisory fees, of the performance and expenses of the Fund. The Directors took into account the Advisor's belief that the proposed fee structure represents a reasonable return, is in line with acceptable profitability levels, is still less than that of competing funds and maintains the Fund's competitive performance. In addition, the Directors considered the following factors: (1) the nature and quality of the advisory services rendered and the results achieved by the Advisor in the management of the Fund, giving due consideration to the likely impact of the proposed fee on relative performance; (2) the relationship of the proposed advisory fee schedule to the fee schedules of comparable mutual funds, the impact of the proposed increase in advisory fees on the Fund's expense ratio and the relationship of the Fund's pro forma expense ratio to the expense ratios of comparable mutual funds; (3) the costs borne by the Advisor in providing investment advisory services to the Fund; (4) the profits of the Advisor in providing services to the Fund; and (5) the extent to which the economies of scale that the Advisor might experience as a result of growth in the Fund's assets would be shared with the Fund. With respect to the nature and quality of services and the results achieved, the Directors noted the success of the Fund since inception (1981) in maintaining a high quality portfolio and avoiding credit problems and exotic securities which affected some funds. The Directors also noted the Advisor's ability to provide a competitive yield for shareholders while emphasizing credit quality.

DESCRIPTION OF THE CURRENT TAX-FREE ADVISORY AGREEMENT

   The Current Tax-Free Advisory Agreement was last approved by the Tax-Free Shareholders on May 28, 1991.

   The Tax-Free Advisory Agreement provides that the Advisor, in return for its fee, will (a) supervise and manage the Series' operations; (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Tax-Free Series;
(c) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors; (d) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services; (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign and otherwise, whether affecting the economy generally or the Tax-Free Series, and whether concerning the individual issuers whose securities are included in the Tax-Free Series or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Tax-Free Series; (f) determine which issuers and securities shall be represented in the Tax-Free Series; (g) take all actions necessary to carry into effect the Fund's purchase and sale programs; (h) supervise the operations of the Fund's transfer and dividend disbursing agent; (i) provide the Fund with such administrative and clerical services for the maintenance of certain shareholder records as are deemed advisable by the Fund's Board of Directors; and (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Tax-Free Shareholders and reports to and filings with the SEC and state Blue Sky authorities. Subject to the approval of the Board and the Tax-Free Shareholders, the Advisor may delegate certain of its duties enumerated above to a sub-advisor and has delegated such duties to PNC Institutional Management Corporation.

   The Current Tax-Free Advisory Agreement also provides for compensation, as discussed above.

   The Current Tax-Free Advisory Agreement provides that the Advisor will furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund to the extent that such officers may be required by the Fund for the proper conduct of its affairs. The Fund assumes and pays all other expenses of the Fund, including, without limitation: payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

   The Current Tax-Free Advisory Agreement provides for expense limitations. In the event the operating expenses of the Fund, including all investment advisory and administrative fees, for any fiscal year ending on a date on which the agreement is in effect exceed either (i) the expense limitations applicable to the Tax-Free Series imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale, as such limitations may be raised or lowered from time to time, or
(ii) 1% of the Fund's average daily net assets, the Advisor will reduce its investment advisory fee to the extent of its share of such excess expenses and, if required pursuant to any such laws or regulations, will reimburse the Fund for its share of annual operating expenses in excess of any expense limitation that may be applicable. Excluded from such expenses are the amounts of any interest, taxes, brokerage commissions and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, will be computed and accrued daily, will be settled on a monthly basis and will be based upon the expense limitation applicable to the Tax-Free Series as at the end of the last business day of the month. The foregoing expense limitations imposed by the state securities laws and regulations will be applied to the Tax-Free Series separately unless the laws or regulations of any state shall require that the expense limitations be imposed with respect to the Fund as a whole. The foregoing 1% expense limitation shall be applied to the Fund's Series on a combined basis.

   The services of the Advisor are not to be deemed exclusive, and the Advisor and its officers and Directors are free to render investment advisory and other services to others, including other investment companies, and to engage in other activities, so long as its services under the agreement are not impaired thereby. The Advisor's officers or Directors may serve as officers or Directors of the Fund, and the Fund's officers or Directors may serve as officers or Directors of the Advisor, to the extent permitted by law.

   Following the expiration of its initial two-year term, the Current Tax-Free Advisory Agreement continues in force and effect from year to year, provided that such continuance is approved at least annually by the Fund's Board or by the vote of a majority of the Tax-Free Series' outstanding voting securities, and by the affirmative vote of a majority of the Directors who are not parties to the agreement or "interested persons" of a party to the agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

   The Current Tax-Free Agreement may be terminated at any time, on waivable written notice within sixty days and without any penalty, by vote of the Fund's Board, by vote a majority of the Tax-Free Series' outstanding voting securities or by the Advisor. The agreement automatically terminates in the event of its assignment.

   The Current Tax-Free Agreement obligates the Advisor to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under the agreement, but the Advisor is not liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, Directors or employees, or reckless disregard by the Advisor of its duties under the agreement.

THE ADVISOR

   For information concerning the Advisor, Tax-Free Shareholders are directed to the section entitled "The Advisor" under Proposal 2 on page 8.

COMPARISON BETWEEN THE AMENDED TAX-FREE ADVISORY AGREEMENT AND THE CURRENT TAX-FREE ADVISORY AGREEMENT

   The terms of the Amended Tax-Free Advisory Agreement and the Current Tax-Free Advisory Agreement are effectively the same, except for provisions regarding compensation, as described above.

   There is only one class of the Tax-Free Series, designated as the Alex. Brown Cash Reserve Tax-Free Shares. The following table compares the existing fees and expenses of the Alex. Brown Cash Reserve Tax-Free Shares of the Tax-Free Series under the Current Tax-Free Advisory Agreement and the pro forma fees and expenses of the Alex. Brown Cash Reserve Tax-Free Shares of the Tax-Free Series under the Amended Tax-Free Advisory Agreement. The percentages shown below expressing existing Annual Fund Operating Expenses are based on the actual expenses of the Tax-Free Series for the fiscal year ended March 31, 1995.

                   ALEX. BROWN CASH RESERVE TAX-FREE SHARES

 Shareholder Transaction Expenses                                            Existing      Pro Forma
 -----------------------------------------------------------------------     --------      ----------
Maximum Sales Charge Imposed on Purchase  ..............................       None          None
Maximum Sales Charge Imposed on Reinvested Dividends  ..................       None          None
Deferred Sales Charge  .................................................       None          None
Redemption Fees  .......................................................       None          None

Annual Fund Operating Expenses (as a percentage of average net assets)       Existing      Pro Forma
- ------------------------------------------------------------------------     --------      ---------
Advisory Fees  .........................................................       .21%          .29%
12b-1 Fees  ............................................................       .25%          .25%
Other Expenses  ........................................................       .11%          .11%
                                                                               -----         ----
Total Fund Operating Expenses  ..........................................      .57%          .65%
                                                                               ====          ====

EXAMPLE

   Assuming a hypothetical investment of $1,000, a 5% annual return and redemption at the end of each time period, an investor in Alex. Brown Cash Reserve Tax-Free Shares would have paid transaction and operating expenses at the end of each year as follows:

                                                                             Existing      Pro Forma
                                                                             --------      ---------
1 year  ................................................................       $ 6            $ 7
3 years ................................................................       $18            $21
5 years ................................................................       $32            $37
10 years ...............................................................       $73            $84

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

   For the fiscal year ended March 31, 1995, the aggregate fee paid by the Fund to the Advisor for services on behalf of the Tax-Free Series was $799,970. If the proposed fee had been in effect, the Advisor would have received $1,108,537, which equals a 38.6% increase.

SHAREHOLDER APPROVAL OF THE AMENDED TAX-FREE ADVISORY AGREEMENT

   Approval of the Amended Tax-Free Advisory Agreement requires the affirmative vote of a majority of the outstanding shares of the Tax-Free Series. For purposes of this proposal, "majority of the outstanding shares" means the vote of (i) 67% or more of the Tax-Free Series' outstanding shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Tax-Free Series are present or represented by proxy, or (ii) more than 50% of the Tax-Free Series' outstanding shares, whichever is less.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE TAX-FREE SERIES VOTE FOR APPROVAL OF THE AMENDED TAX-FREE ADVISORY AGREEMENT.
            ---
                                      20

                            ADDITIONAL INFORMATION

DIRECTORS AND EXECUTIVE OFFICERS

   Information about the Fund's current Directors and principal executive officers, including their names, positions with the Fund, length of service, ages, principal occupations or employment during the past five years and amount of shares of the Fund beneficially owned, is set forth below. Each officer of the Fund will hold such office until a successor has been elected by the Board of Directors.

                                                                    Business Experience          Shares of the Fund
                                Position With                   during the Past Five Years,      Beneficially Owned
           Name                    the Fund           Age       including all Directorships     as of June 2, 1995**
 ------------------------   ----------------------   -----    --------------------------------   --------------------
W. James Price*            Director and Chairman      70     See "Information Regarding                  ***
                           of the Board since                Nominees."
                           1981.

Richard T. Hale*           Director and President     49     See "Information Regarding                  ***
                           since 1989.                       Nominees."

James J. Cunnane           Director since 1994.       57     See "Information Regarding                  ***
                                                             Nominees."

N. Bruce Hannay            Director since 1984.       74     See "Information Regarding                  ***
                                                             Nominees."

John F. Kroeger            Director since 1981.       70     See "Information Regarding                  ***
                                                             Nominees."

Louis E. Levy              Director since 1994.       62     See "Information Regarding                  ***
                                                             Nominees."

Eugene J. McDonald         Director since 1992.       62     See "Information Regarding                  ***
                                                             Nominees."

Harry Woolf                Director since 1981.       71     See "Information Regarding                  ***
                                                             Nominees."

Edward J. Veilleux*        Executive Vice             51     Principal, Alex. Brown & Sons               ***
                           President since 1985.             Incorporated; President,
                                                             Investment Company Capital
                                                             Corp.; Vice President, Armata
                                                             Financial Corp.

Paul D. Corbin             Vice President since       42     Principal, Alex. Brown & Sons               ***
                           1992.                             Incorporated, 1991 - Present;
                                                             Senior Vice President, First
                                                             National Bank of Maryland.

M. Elliott Randolph, Jr.   Vice President since       53     Principal, Alex. Brown & Sons               ***
                           1992.                             Incorporated, 1991 - Present;
                                                             Principal, Monument Capital
                                                             Management, Inc.

Brian C. Nelson            Vice President and         35     Vice President, Alex. Brown &               ***
                           Secretary since 1989.             Sons Incorporated, Investment
                                                             Company Capital Corp. and Armata
                                                             Financial Corp.


                                                                    Business Experience          Shares of the Fund
                                Position With                   during the Past Five Years,      Beneficially Owned
           Name                    the Fund           Age       including all Directorships     as of June 2, 1995**
 ------------------------   ----------------------   -----    --------------------------------   --------------------
Diana M. Ellis             Treasuer since 1993.       42     Manager, Portfolio Accounting               ***
                                                             Department, Investment Company
                                                             Capital Corp.; Mutual Fund
                                                             Accounting Department, Alex.
                                                             Brown & Sons Incorporated, 1991
                                                             - Present; Formerly, Accounting
                                                             Manager, Downtown Press Inc.

Monica M. Hausner          Assistant Vice             33     Vice President, Fixed Income                ***
                           President since 1992.             Management Department, Alex.
                                                             Brown & Sons Incorporated, 1992
                                                             - Present; Formerly, Assistant
                                                             Vice President, First National
                                                             Bank of Maryland.

Laurie D. DePrine          Assistant Secretary         28    Asset Management Department,                ***
                           since 1992.                       Alex. Brown & Sons Incorporated,
                                                             1991 - Present; Formerly,
                                                             student.


- ------
  * "Interested person" within the meaning of the 1940 Act. Mr. Price will be treated by the Fund as if he could be deemed to be an "interested person". Mr. Hale is a Managing Director of the Distributor. Mr. Veilleux is a Principal of the Distributor and President of the Advisor.

 ** This information has been provided by each Director and officer of the Fund.

*** As of June 2, 1995, to Fund management's knowledge, the Directors and executive officers (15 persons) of the Fund, individually and as a group, beneficially owned less than 0.05% of the outstanding shares of the Fund or any Series thereof.

   Each Director who is not an "interested person" receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at Board and committee meetings) from the Fund and all funds in the Fund Complex for which he serves. Payment of such fees and expenses are allocated among all such funds described above in proportion to their relative net assets. For the fiscal year ended March 31, 1995, Non-Interested Directors fees attributable to the assets of the Fund totalled $132,989. Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers of the Fund who are employees of Alex. Brown may be considered to have received remuneration indirectly. As of June 2, 1995, the Directors and officers of the Fund as a group beneficially owned an aggregate of less than 1% of the shares of the Fund.

   There were four meetings of the Board of Directors held during the fiscal year ended March 31, 1995. In such fiscal year, all Directors attended at least 75% of the meetings of the Board of Directors held during their respective terms.

   The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews, with the independent accountants, the results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit Committee are Messrs. Cunnane, Hannay, Kroeger, Levy, McDonald and Woolf, each of whom is not an "interested person" within the meaning of the 1940 Act. The Audit Committee met four times during the fiscal year ended March 31, 1995. In such fiscal year, all members attended at least 75% of the meetings of the Audit Committee held during their respective terms.

   The Board of Directors has a Nominating Committee. The Nominating Committee makes recommendations to the full Board of Directors with respect to candidates for and policies of the Board of Directors. The members of the Nominating Committee are Messrs. Cunnane, Hannay, Kroeger, Levy, McDonald and Woolf, each of whom is not an "interested person" within the meaning of the 1940 Act. The Nominating Committee met twice during the fiscal year ended March 31, 1995. In such fiscal year, all members attended all meetings of the Nominating Committee held during their respective terms.

   The Board of Directors has a Compensation Committee. The Compensation Committee makes recommendations to the full Board of Directors with respect to compensation of Directors. The members of the Compensation Committee are Messrs. Cunnane, Hannay, Kroeger, Levy, McDonald and Woolf, each of whom is not an "interested person" within the meaning of the 1940 Act. The Compensation Committee did not meet during the fiscal year ended March 31, 1995.

INDEPENDENT ACCOUNTANTS

   A majority of the Fund's Board of Directors who are not "interested persons" of the Fund have selected Coopers & Lybrand L.L.P. as the independent accountants of the Fund for the fiscal year ending March 31, 1996. If requested by a shareholder either in writing or by telephone in advance of the Meeting, a representative of Coopers & Lybrand L.L.P. will be present at the Meeting to make a statement if desired and to be available to respond to appropriate questions from shareholders. Such request should be directed to the Fund by writing to the Fund, P.O. Box 17250, Baltimore, Maryland, 21203, or by calling the Fund at 1-800-553-8080.

BENEFICIAL OWNERS

   To the knowledge of Fund Management, as of May 22, 1995, the following were beneficial owners of 5% or more of the outstanding shares of the Fund's Series.

                                                          Amount of                Percent of
      Name & Address                                Beneficial Ownership     Total Shares Outstanding
 ------------------------                           --------------------     ------------------------
Flag Investors Cash Reserve Prime Class A Shares
   Alex. Brown & Sons, Inc.                           998,376 shares                   13.26%
   FBO 242-09111
   P.O. Box 1346
   Baltimore, MD 21203

   Alex. Brown & Sons, Inc.                           499,237 shares                    6.63%
   FBO 201-62090
   P.O. Box 1346
   Baltimore, MD 21203

Alex. Brown Cash Reserve Tax-Free Shares
   Alex. Brown & Sons, Inc.                         44,397,821 shares                   8.89%
   FBO 0024737688
   P.O. Box 1346
   Baltimore, MD 21203

SUBMISSION OF SHAREHOLDER PROPOSALS

   As a Maryland corporation, the Fund is not required to hold annual shareholder meetings, except in certain limited circumstances. Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Directors should submit the proposal or suggestions to be considered to the Fund within a reasonable time in advance of any such meeting for inclusion in the Fund's proxy statement and form of proxy for such meeting as is held. The Nominating Committee of the Board of Directors will give consideration to shareholder suggestions as to nominees for the Board of Directors. Shareholders retain the right, under limited circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

OTHER MATTERS

   No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Fund.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                            By Order of the Directors,


                                            Brian C. Nelson
                                            Secretary

Dated: June 21, 1995

                                                                     EXHIBIT A
                FORM OF AMENDED INVESTMENT ADVISORY AGREEMENT
             ALEX. BROWN CASH RESERVE FUND, INC. -- PRIME SERIES

   THIS AGREEMENT is made as of the ___ day of _____, 1995 by and between ALEX. BROWN CASH RESERVE FUND, INC., a Maryland corporation (the "Fund"), and INVESTMENT COMPANY CAPITAL CORP., a Maryland corporation (the "Advisor"), with respect to the following recital of fact:

   WHEREAS, the Fund is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

   WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

   WHEREAS, the Fund's Articles of Incorporation authorize the Board of Directors of the Fund to classify or reclassify authorized but unissued shares of the Fund; and

   WHEREAS, the Fund's Board of Directors has authorized the issuance of three series of shares with a par value of $.001 representing interests in three portfolios: the Prime Series, the Treasury Series and the Tax-Free Series (each of the existing portfolios and any portfolios hereafter added shall be referred to collectively as the "Series"); and

   WHEREAS, the Fund and the Advisor desire to enter an agreement to provide investment advisory and administrative services for the Fund's Prime Series (the "Prime Series") on the terms and conditions hereinafter set forth;

   NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

   1. Appointment of Investment Advisor. The Fund hereby appoints the Advisor to act as the investment advisor to the Prime Series. The Advisor shall manage the Prime Series' affairs and shall supervise all aspects of the Prime Series' operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising the Prime Series' assets, subject at all times to the policies and control of the Fund's Board of Directors. The Advisor shall give the Prime Series the benefit of its best judgment, efforts and facilities in rendering its services as Advisor.

   2. Duties of Investment Advisor. In carrying out its obligations under section 1 hereof, the Advisor shall:

       (a) supervise and manage all aspects of the Prime Series' operations;
       (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Prime Series;
       (c) provide the Prime Series with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;
       (d) provide the Prime Series with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items for the Fund's principal office;
       (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Prime Series, and whether concerning the individual issuers whose securities are included in the Prime Series or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Prime Series;
       (f) determine which issuers and securities shall be represented in the Prime Series and regularly report thereon to the Fund's Board of Directors;
       (g) take all actions necessary to carry into effect the Fund's purchase and sale programs with respect to its Prime Series;

       (h) supervise the operations of the Prime Series' transfer and dividend disbursing agent;
       (i) provide the Prime Series with such administrative and clerical services for the maintenance of certain shareholder records, as are deemed advisable by the Fund's Board of Directors; and,
       (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the shareholders of the Prime Series and reports to and filings with the Securities and Exchange Commission (the "SEC") and state Blue Sky authorities, which may be required for the Prime Series.

   3. Broker-Dealer Relationship. In the event that the Advisor is responsible for decisions to buy and sell securities for the Prime Series, broker-dealer selection, and negotiation of its brokerage commission rates, the Advisor's primary consideration in effecting a security transaction will be execution at the most favorable price. The Fund understands that a substantial majority of the Prime Series' transactions will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to the market makers. In certain instances the Advisor may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Prime Series on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Prime Series. The Advisor is further authorized to allocate the orders placed by it on behalf of the Prime Series to such brokers and dealers who also provide research or statistical material or other services to the Fund or the Advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the brokers to whom such allocations have been made and the basis therefor.

   4. Control by Board of Directors. Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Prime Series pursuant thereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

   5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

       (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;
       (b) the provisions of the Registration Statement of the Fund under the Securities Act of 1933 and 1940 Act;
       (c) the provisions of the Articles of Incorporation, as amended;
       (d) the provisions of the By-laws of the Fund, as amended; and
       (e) any other applicable provisions of state and federal law.

   6. Expenses. The expenses connected with the Prime Series shall be allocable between the Fund and the Advisor as follows:

       (a) The Advisor shall furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund, to the extent that such officers may be required by the Fund for the proper conduct of its affairs.
       (b) The Fund assumes and shall pay or cause to be paid all other expenses of the Prime Series, including, without limitation the Prime Series' allocable portion of the following expenses: payments to the Fund's distributor under the Prime Series' plans of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

   7. Delegation of Responsibilities.

       (a) Subject to the approval of the Board of Directors and shareholders of the Prime Series, the Advisor may delegate to a sub-advisor certain of its duties enumerated in section 2 hereof provided that the Advisor shall continue to supervise the performance of any such sub-advisor. The Advisor shall not be responsible for the Sub-Advisor's performance under a sub-advisory agreement.
       (b) The Advisor may, but shall not be under any duty to, perform services on behalf of the Prime Series which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Prime Series and the Advisor's charge in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Advisor of any Fund expense that the Advisor is not required to pay or assume under this Agreement shall not relieve the Advisor of any of its obligations to the Prime Series nor obligate the Advisor to pay or assume any similar Prime Series' expenses on any subsequent occasions.

   8. Compensation. For the services to be rendered and the expenses assumed by the Advisor, the Prime Series shall pay to the Advisor monthly compensation at an annual rate derived by: (1) calculating an amount equal to
 .30% of the first $500 million of the Fund's aggregate average daily net assets, .26% of the next $500 million of the Fund's aggregate average daily net assets, .25% of the next $500 million of the Fund's aggregate average daily net assets, .24% of the next $1 billion of the Fund's aggregate average daily net assets, .23% of the next $1 billion of the Fund's aggregate average daily net assets and .22% of that portion of the Fund's aggregate average daily net assets in excess of $3.5 billion; (2) applying to this amount a fraction equal to the net assets of the Prime Series divided by the net assets of the Fund; and (3) adding an amount calculated daily and paid monthly, at the annual rate of .02% of the Prime Series' average daily net assets.

   Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Subject to the provisions of section 9 hereof, payment of the Advisor's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by section 9 hereof.

   9. Expense Limitation. In the event the operating expenses of the Fund, including all investment advisory and administrative fees, for any fiscal year ending on a date on which this Agreement is in effect exceed either (i) the expense limitations applicable to the Prime Series imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale, as such limitations may be raised or lowered from time to time, or (ii) 1% of the Fund's average daily net assets, the Advisor shall reduce its investment advisory fee to the extent of its share of such excess expenses and, if required pursuant to any such laws or regulations, will reimburse the Fund for its share of annual operating expenses in excess of any expense limitation that may be applicable; provided, however, there shall be excluded from such expenses the amounts of any interest, taxes, brokerage commissions and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis and shall be based upon the expense limitation applicable to the Prime Series as at the end of the last business day of the month. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Advisor's fee shall be applicable. For the purposes of this paragraph, the Advisor's share of any excess expenses shall be computed by multiplying such excess expenses by a fraction, the numerator of which is the amount of the investment advisory fee which would otherwise be payable to the Advisor for such fiscal year were it not for this section 9 and the denominator of which is the sum of all investment advisory and distribution fees which would otherwise be payable by the Fund were it not for the expense limitation provisions of any investment advisory or administration agreement to which the Fund is a party. The foregoing expense limitations imposed by the state securities laws and regulations shall be applied to the Prime Series separately unless the laws or regulations of any state shall require that the expense limitations be imposed with respect to the Fund as a whole. The foregoing 1% expense limitation shall be applied to the Fund's Series on a combined basis.

   10. Non-Exclusivity. The services of the Advisor to the Fund are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or directors of the Fund, and that officers or directors of the Fund may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

   11. Term. This Agreement shall become effective at the close of business on the date hereof and shall continue in force and effect, subject to section 13 hereof, for two years from the date hereof.

   12. Renewal. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

       (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities of the Prime Series (as defined in Section 2(a) (42) of the 1940 Act), and
       (b) by the affirmative vote of a majority of the directors who are not parties to this Agreement or "interested persons" of a party to this Agreement (other than as directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

   13. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of a majority of the Prime Series' outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by either party. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" having the meaning defined in
Section 2(a)(4) of the 1940 Act.

   14. Liability of Advisor. In the performance of its duties hereunder, the Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, directors or employees, or reckless disregard by the Advisor of its duties under this Agreement.

   15. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund and the Advisor for this purpose shall be 135 East Baltimore Street, Baltimore, Maryland 21202.

   16. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

                                       ALEX. BROWN CASH RESERVE FUND, INC.


                                        By
                                          -------------------------------------

Attest:

- -------------------------------------
          Secretary

                                       INVESTMENT COMPANY CAPITAL CORP.

                                        By
                                          -------------------------------------

Attest:

- -------------------------------------
           Secretary

                                                                     EXHIBIT B
                FORM OF AMENDED INVESTMENT ADVISORY AGREEMENT
            ALEX. BROWN CASH RESERVE FUND, INC. -- TREASURY SERIES

   THIS AGREEMENT is made as of the ___ day of _____, 1995 by and between ALEX. BROWN CASH RESERVE FUND, INC., a Maryland corporation (the "Fund"), and INVESTMENT COMPANY CAPITAL CORP., a Maryland corporation (the "Advisor"), with respect to the following recital of fact:

   WHEREAS, the Fund is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

   WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

   WHEREAS, the Fund's Articles of Incorporation authorize the Board of Directors of the Fund to classify or reclassify authorized but unissued shares of the Fund; and

   WHEREAS, the Fund's Board of Directors has authorized the issuance of three series of shares with a par value of $.001 representing interests in three portfolios: the Prime Series, the Treasury Series and the Tax-Free Series (each of the existing portfolios and any portfolios hereafter added shall be referred to collectively as the "Series"); and

   WHEREAS, the Fund and the Advisor desire to enter an agreement to provide investment advisory and administrative services for the Fund's Treasury Series (the "Treasury Series") on the terms and conditions hereinafter set forth;

   NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

   1. Appointment of Investment Advisor. The Fund hereby appoints the Advisor to act as the investment advisor to the Treasury Series. The Advisor shall manage the Treasury Series' affairs and shall supervise all aspects of the Treasury Series' operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising the Treasury Series' assets, subject at all times to the policies and control of the Fund's Board of Directors. The Advisor shall give the Treasury Series the benefit of its best judgment, efforts and facilities in rendering its services as Advisor.

   2. Duties of Investment Advisor. In carrying out its obligations under section 1 hereof, the Advisor shall:

       (a) supervise and manage all aspects of the Treasury Series' operations;
       (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Treasury Series;
       (c) provide the Treasury Series with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;
       (d) provide the Treasury Series with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items for the Fund's principal office;
       (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Treasury Series, and whether concerning the individual issuers whose securities are included in the Treasury Series or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Treasury Series;
       (f) determine which issuers and securities shall be represented in the Treasury Series and regularly report thereon to the Fund's Board of Directors;
       (g) take all actions necessary to carry into effect the Fund's purchase and sale programs with respect to its Treasury Series;

       (h) supervise the operations of the Treasury Series' transfer and dividend disbursing agent;
       (i) provide the Treasury Series with such administrative and clerical services for the maintenance of certain shareholder records, as are deemed advisable by the Fund's Board of Directors; and,
       (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the shareholders of the Treasury Series and reports to and filings with the Securities and Exchange Commission (the "SEC") and state Blue Sky authorities, which may be required for the Treasury Series.

   3. Broker-Dealer Relationship. In the event that the Advisor is responsible for decisions to buy and sell securities for the Treasury Series, broker-dealer selection, and negotiation of its brokerage commission rates, the Advisor's primary consideration in effecting a security transaction will be execution at the most favorable price. The Fund understands that a substantial majority of the Treasury Series' transactions will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to the market makers. In certain instances the Advisor may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Treasury Series on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Treasury Series. The Advisor is further authorized to allocate the orders placed by it on behalf of the Treasury Series to such brokers and dealers who also provide research or statistical material or other services to the Fund or the Advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the brokers to whom such allocations have been made and the basis therefor.

   4. Control by Board of Directors. Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Treasury Series pursuant thereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

   5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

       (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;
       (b) the provisions of the Registration Statement of the Fund under the Securities Act of 1933 and 1940 Act;
       (c) the provisions of the Articles of Incorporation, as amended;
       (d) the provisions of the By-laws of the Fund, as amended; and
       (e) any other applicable provisions of state and federal law.

   6. Expenses. The expenses connected with the Treasury Series shall be allocable between the Fund and the Advisor as follows:

       (a) The Advisor shall furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund, to the extent that such officers may be required by the Fund for the proper conduct of its affairs.
       (b) The Fund assumes and shall pay or cause to be paid all other expenses of the Treasury Series, including, without limitation the Treasury Series' allocable portion of the following expenses: payments to the Fund's distributor under the Treasury Series' plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

   7.  Delegation of Responsibilities.

       (a) Subject to the approval of the Board of Directors and shareholders of the Treasury Series, the Advisor may delegate to a sub-advisor certain of its duties enumerated in section 2 hereof provided that the Advisor shall continue to supervise the performance of any such sub-advisor. The Advisor shall not be responsible for the Sub-advisor's performance under a sub-advisory agreement.
       (b) The Advisor may, but shall not be under any duty to, perform services on behalf of the Treasury Series which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Treasury Series and the Advisor's charge in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Advisor of any Fund expense that the Advisor is not required to pay or assume under this Agreement shall not relieve the Advisor of any of its obligations to the Treasury Series nor obligate the Advisor to pay or assume any similar Treasury Series' expenses on any subsequent occasions.

   8. Compensation. For the services to be rendered and the expenses assumed by the Advisor, the Fund shall pay to the Advisor monthly compensation at an annual rate derived by: (1) calculating an amount equal to .30% of the first $500 million of the Fund's aggregate average daily net assets, .26% of the next $500 million of the Fund's aggregate average daily net assets, .25% of the next $500 million of the Fund's aggregate average daily net assets, .24% of the next $1 billion of the Fund's aggregate average daily net assets and
 .23% of that portion of the Fund's aggregate average daily net assets in excess of $2.5 billion; and (2) applying to this amount a fraction equal to the net assets of the Treasury Series divided by the net assets of the Fund.

   Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Subject to the provisions of section 9 hereof, payment of the Advisor's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by section 9 hereof.

   9. Expense Limitation. In the event the operating expenses of the Fund, including all investment advisory and administrative fees, for any fiscal year ending on a date on which this Agreement is in effect exceed either (i) the expense limitations applicable to the Treasury Series imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale, as such limitations may be raised or lowered from time to time, or (ii) 1% of the Fund's average daily net assets, the Advisor shall reduce its investment advisory fee to the extent of its share of such excess expenses and, if required pursuant to any such laws or regulations, will reimburse the Fund for its share of annual operating expenses in excess of any expense limitation that may be applicable; provided, however, there shall be excluded from such expenses the amounts of any interest, taxes, brokerage commissions and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis and shall be based upon the expense limitation applicable to the Treasury Series as at the end of the last business day of the month. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Advisor's fee shall be applicable. For the purposes of this paragraph, the Advisor's share of any excess expenses shall be computed by multiplying such excess expenses by a fraction, the numerator of which is the amount of the investment advisory fee which would otherwise be payable to the Advisor for such fiscal year were it not for this section 9 and the denominator of which is the sum of all investment advisory and distribution fees which would otherwise be payable by the Fund were it not for the expense limitation provisions of any investment advisory or administration agreement to which the Fund is a party. The foregoing expense limitations imposed by the state securities laws and regulations shall be applied to the Treasury Series separately unless the laws or regulations of any state shall require that the expense limitations be imposed with respect to the Fund as a whole. The foregoing 1% expense limitation shall be applied to the Fund's Series on a combined basis.

   10. Non-Exclusivity. The services of the Advisor to the Fund are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or directors of the Fund, and that officers or directors of the Fund may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

   11. Term. This Agreement shall become effective at the close of business on the date hereof and shall continue in force and effect, subject to section 13 hereof, for two years from the date hereof.

   12. Renewal. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

       (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities of the Treasury Series (as defined in Section 2(a) (42) of the 1940 Act), and
       (b) by the affirmative vote of a majority of the directors who are not parties to this Agreement or "interested persons" of a party to this Agreement (other than as directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

   13. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of a majority of the Treasury Series' outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Advisor, on sixty
(60) days' written notice to the other party. The notice provided for herein may be waived by either party. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" having the meaning defined in Section 2(a)(4) of the 1940 Act.

   14. Liability of Advisor. In the performance of its duties hereunder, the Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, directors or employees, or reckless disregard by the Advisor of its duties under this Agreement.

   15. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund and the Advisor for this purpose shall be 135 East Baltimore Street, Baltimore, Maryland 21202.

   16. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.


                                       ALEX. BROWN CASH RESERVE FUND, INC.


                                        By
                                          -------------------------------------

Attest:

- -------------------------------------
          Secretary

                                       INVESTMENT COMPANY CAPITAL CORP.

                                        By
                                          -------------------------------------

Attest:

- -------------------------------------
           Secretary

                                                                     EXHIBIT C
                FORM OF AMENDED INVESTMENT ADVISORY AGREEMENT
            ALEX. BROWN CASH RESERVE FUND, INC. -- TAX-FREE SERIES

   THIS AGREEMENT is made as of the ------ day of ------ , 1995 by and between ALEX. BROWN CASH RESERVE FUND, INC., a Maryland corporation (the "Fund"), and INVESTMENT COMPANY CAPITAL CORP., a Maryland corporation (the "Advisor"), with respect to the following recital of fact:

   WHEREAS, the Fund is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

   WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

   WHEREAS, the Fund's Articles of Incorporation authorize the Board of Directors of the Fund to classify or reclassify authorized but unissued shares of the Fund; and

   WHEREAS, the Fund's Board of Directors has authorized the issuance of three series of shares with a par value of $.001 representing interests in three portfolios: the Prime Series, the Treasury Series and the Tax-Free Series (each of the existing portfolios and any portfolio hereafter added shall be referred to collectively as the "Series"); and

   WHEREAS, the Fund and the Advisor desire to enter an agreement to provide investment advisory and administrative services for the Fund's Tax-Free Series (the "Tax-Free Series") on the terms and conditions hereinafter set forth;

   NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

   1. Appointment of Investment Advisor. The Fund hereby appoints the Advisor to act as the investment advisor to the Tax-Free Series. The Advisor shall manage the affairs of the Tax-Free Series and shall supervise all aspects of the Tax-Free Series' operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising the Tax-Free Series' assets, subject at all times to the policies and control of the Fund's Board of Directors. The Advisor shall give the Tax-Free Series the benefit of its best judgment, efforts and facilities in rendering its services as Advisor.

   2. Duties of Investment Advisor. In carrying out its obligations under section 1 hereof, the Advisor shall:

     (a) supervise and manage all aspects of the Tax-Free Series' operations;

     (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Tax-Free Series;

     (c) provide the Tax-Free Series with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;

     (d) provide the Tax-Free Series with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items for the Fund's principal office;

     (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Tax-Free Series, and whether concerning the individual issuers whose securities are included in the Tax-Free Series or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Tax-Free Series;

     (f) determine which issuers and securities shall be represented in the Tax-Free Series and regularly report thereon to the Fund's Board of Directors;

     (g) take all actions necessary to carry into effect the Fund's purchase and sale programs, with respect to its Tax-Free Series;

     (h) supervise the operations of the Tax-Free Series' transfer and dividend disbursing agent;

     (i) provide the Tax-Free Series with such administrative and clerical services for the maintenance of certain shareholder records, as are deemed advisable by the Fund's Board of Directors; and,

     (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the shareholders of the Tax-Free Series and reports to and filings with the Securities and Exchange Commission (the "SEC") and state Blue Sky authorities, which may be required for the Tax-Free Series.

   3. Broker-Dealer Relationship. In the event that the Advisor is responsible for decisions to buy and sell securities for the Tax-Free Series, broker-dealer selection, and negotiation of its brokerage commission rates, the Advisor's primary consideration in effecting a security transaction will be execution at the most favorable price. The Fund understands that a substantial majority of the Tax-Free Series' transactions will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to the market makers. In certain instances the Advisor may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Tax-Free Series on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Tax-Free Series. The Advisor is further authorized to allocate the orders placed by it on behalf of the Tax-Free Series to such brokers and dealers who also provide research or statistical material or other services to the Fund or the Advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the brokers to whom such allocations have been made and the basis therefor.

   4. Control by Board of Directors. Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Tax-Free Series pursuant thereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

   5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

     (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

     (b) the provisions of the Registration Statement of the Fund under the Securities Act of 1933 and 1940 Act;

     (c) the provisions of the Articles of Incorporation, as amended;

     (d) the provisions of the By-laws of the Fund, as amended; and

     (e) any other applicable provisions of state and federal law.

   6. Expenses. The expenses connected with the Tax-Free Series shall be allocable between the Fund and the Advisor as follows:

     (a) The Advisor shall furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund to the extent that such officers may be required by the Fund for the proper conduct of its affairs.

     (b) The Fund assumes and shall pay or cause to be paid all other expenses of the Tax-Free Series, including, without limitation the Tax-Free Series' allocable portion of the following expenses: payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

   7. Delegation of Responsibilities.

     (a) Subject to the approval of the Board of Directors and shareholders of the Tax-Free Series, the Advisor may delegate to a sub-advisor certain of its duties enumerated in section 2 hereof provided that the Advisor shall continue to supervise the performance of any such sub-advisor. The Advisor shall not be responsible for Sub-advisor's performance under a sub-advisory agreement.

     (b) The Advisor may, but shall not be under any duty to, perform services on behalf of the Tax-Free Series which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Tax-Free Series and the Advisor's charge in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Advisor of any Fund expense that the Advisor is not required to pay or assume under this Agreement shall not relieve the Advisor of any of its obligations to the Tax-Free Series nor obligate the Advisor to pay or assume any similar expenses on any subsequent occasions.

   8. Compensation. For the services to be rendered and the expenses assumed by the Advisor, the Tax-Free Series shall pay to the Advisor monthly compensation at an annual rate derived by: (1) calculating an amount equal to
 .30% of the first $500 million of the Fund's aggregate average daily net assets, .26% of the next $500 million of the Fund's aggregate average daily net assets, .25% of the next $500 million of the Fund's aggregate average daily net assets, .24% of the next $1 billion of the Fund's aggregate average daily net assets and .23% of that portion of the Fund's aggregate average daily net assets in excess of $2.5 billion; (2) applying to this amount a fraction equal to the net assets of the Tax-Free Series divided by the net assets of the Fund; and (3) adding an amount calculated daily and paid monthly, at the annual rate of .03% of the Tax-Free Series' average daily net assets.

   Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Subject to the provisions of section 9 hereof, payment of the Advisor's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by section 9 hereof.

   9. Expense Limitation. In the event the operating expenses of the Fund, including all investment advisory and administrative fees, for any fiscal year ending on a date on which this Agreement is in effect exceed either (i) the expense limitations applicable to the Tax-Free Series imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale, as such limitations may be raised or lowered from time to time, or (ii) 1% of the Fund's average daily net assets, the Advisor shall reduce its investment advisory fee to the extent of its share of such excess expenses and, if required pursuant to any such laws or regulations, will reimburse the Fund for its share of annual operating expenses in excess of any expense limitation that may be applicable; provided, however, there shall be excluded from such expenses the amounts of any interest, taxes, brokerage commissions and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis and shall be based upon the expense limitation applicable to the Tax-Free Series as of the end of the last business day of the month. Should two or more such expense limitations be applicable as of the end of the last business day of the month, that expense limitation which results in the largest reduction in the Advisor's fee shall be applicable. For the purposes of this paragraph, the Advisor's share of any excess expenses shall be computed by multiplying such excess expenses by a fraction, the numerator of which is the amount of the investment advisory fee which would otherwise be payable to the Advisor for such fiscal year were it not for this section 9 and the denominator of which is the sum of all investment advisory and distribution fees which would otherwise be payable by the Fund were it not for the expense limitation provisions of any investment advisory or administration agreement to which the Fund is a party. The foregoing expense limitations imposed by the state securities laws and regulations shall be applied to the Tax-Free Series separately unless the laws or regulations of any state shall require that the expense limitations be imposed with respect to the Fund as a whole. The foregoing 1% expense limitation shall be applied to the Fund's Series on a combined basis.

   10. Non-Exclusivity. The services of the Advisor to the Fund are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or directors of the Fund, and that officers or directors of the Fund may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

   11. Term. This Agreement shall become effective at the close of business on the date hereof and shall continue in force and effect, subject to section 13 hereof, for two years from the date hereof.

   12. Renewal. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually: (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities of the Tax-Free Series (as defined in Section 2(a)(42) of the 1940 Act), and (b) by the affirmative vote of a majority of the directors who are not parties to this Agreement or "interested persons" of a party to this Agreement (other than as directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

   13. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of a majority of the Tax-Free Series' outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Advisor, on sixty
(60) days' written notice to the other party. The notice provided for herein may be waived by either party. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" having the meaning defined in Section 2(a)(4) of the 1940 Act.

   14. Liability of Advisor. In the performance of its duties hereunder, the Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, directors or employees, or reckless disregard by the Advisor of its duties under this Agreement.

   15. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund and the Advisor for this purpose shall be 135 East Baltimore Street, Baltimore, Maryland 21202.

   16. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.


                                       ALEX. BROWN CASH RESERVE FUND, INC.


                                        By
                                          -------------------------------------

Attest:

- -------------------------------------
          Secretary

                                       INVESTMENT COMPANY CAPITAL CORP.

                                        By
                                          -------------------------------------

Attest:

- -------------------------------------
           Secretary

             ALEX. BROWN CASH RESERVE FUND, INC. -- PRIME SERIES
                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                July 25, 1995

          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF ALEX.
                       BROWN CASH RESERVE RESERVE, INC.

   This Proxy is for your use in voting on various matters relating to Alex. Brown Cash Reserve Fund, Inc. (the "Fund"). The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) Edward J. Veilleux, Edward J. Stoken and Mary E. Connell and each of them (with full power of substitution) the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on July 25, 1995 at 4:00 p.m. (Baltimore Time) and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Meeting and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matters set forth below:

(1) To consider and act upon a proposal to elect a Board of Directors (voted on by the shareholders of the Fund as a whole).

/ / FOR all nominees listed below       / / WITHHOLD AUTHORITY to vote
                                            for all nominees listed below.
/ / FOR all nominees listed below except those whose names have been stricken.

(Instructions: To withhold authority to vote for any or all of the nominees, strike a line through the names of such nominee(s) below.)

     W. James Price, Richard T. Hale, James J. Cunnane, N. Bruce Hannay, John F. Kroeger, Louis E. Levy, Eugene J. McDonald, Rebecca W. Rimel,
                                 Harry Woolf

(2) To approve or disapprove an amended investment advisory agreement between the Fund and Investment Company Capital Corp. with respect to the Prime Series, increasing the advisory fee (voted on by the shareholders of the Prime Series).

                         / /FOR  / / AGAINST  / / ABSTAIN

[Proposal (3) Intentionally Omitted.]

[Proposal (4) Intentionally Omitted.]
                                  (Continued and to be signed on reverse side).

   This Proxy will be voted as indicated above. If no indication is made, this Proxy will be voted FOR the proposals set forth above. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors.

Please Date: --
                                           Date:_______________________, 1995

                                           __________________________________
                                               (Signature of Shareholder)

                                           __________________________________
                                              (Co-owner signature, if any)

                                           __________________________________
                                              (Printed Name of Shareholder)

                                           __________________________________
                                           (Printed name of co-owner, if any)

                                           Please print and sign your name in
                                           the space provided to authorize the
                                           voting of your shares as indicated
                                           and return promptly. When signing
                                           on behalf of a corporation,
                                           partnership, estate, trust, or in
                                           any other representative capacity,
                                           please sign your name and title.
                                           For joint accounts, each joint
                                           owner must sign.

    PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE
                              ENCLOSED ENVELOPE.

            ALEX. BROWN CASH RESERVE FUND, INC. -- TREASURY SERIES
                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                July 25, 1995

             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                    ALEX. BROWN CASH RESERVE RESERVE, INC.

   This Proxy is for your use in voting on various matters relating to Alex. Brown Cash Reserve Fund, Inc. (the "Fund"). The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) Edward J. Veilleux, Edward J. Stoken and Mary E. Connell and each of them (with full power of substitution) the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on July 25, 1995 at 4:00 p.m. (Baltimore Time) and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Meeting and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matters set forth below:

(1) To consider and act upon a proposal to elect a Board of Directors (voted on by the shareholders of the Fund as a whole).

/ / FOR all nominees listed below    / / WITHHOLD AUTHORITY to vote
                                         for all nominees listed below.
/ / FOR all nominees listed below except those whose names have been stricken.

(Instructions: To withhold authority to vote for any or all of the nominees, strike a line through the names of such nominee(s) below.)

     W. James Price, Richard T. Hale, James J. Cunnane, N. Bruce Hannay, John F. Kroeger, Louis E. Levy, Eugene J. McDonald, Rebecca W. Rimel,
                                 Harry Woolf

[Proposal (2) Intentionally Omitted.]
(3) To approve or disapprove an amended investment advisory agreement between the Fund and Investment Company Capital Corp. with respect to the Treasury Series, increasing the advisory fee (voted on by the shareholders of the Treasury Series).

                         / / FOR / / AGAINST / / ABSTAIN

[Proposal (4) Intentionally Omitted.]

                                 (Continued and to be signed on reverse side).

   This Proxy will be voted as indicated above. If no indication is made, this Proxy will be voted FOR the proposals set forth above. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors.

Please Date: --
                                           Date:_______________________, 1995

                                           __________________________________
                                               (Signature of Shareholder)

                                           __________________________________
                                              (Co-owner signature, if any)

                                           __________________________________
                                              (Printed Name of Shareholder)

                                           __________________________________
                                           (Printed name of co-owner, if any)

                                           Please print and sign your name in
                                           the space provided to authorize the
                                           voting of your shares as indicated
                                           and return promptly. When signing
                                           on behalf of a corporation,
                                           partnership, estate, trust, or in
                                           any other representative capacity,
                                           please sign your name and title.
                                           For joint accounts, each joint
                                           owner must sign.

    PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE
                              ENCLOSED ENVELOPE.

            ALEX. BROWN CASH RESERVE FUND, INC. -- TAX-FREE SERIES
                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                July 25, 1995

             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                    ALEX. BROWN CASH RESERVE RESERVE, INC.

   This Proxy is for your use in voting on various matters relating to Alex. Brown Cash Reserve Fund, Inc. (the "Fund"). The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) Edward J. Veilleux, Edward J. Stoken and Mary E. Connell and each of them (with full power of substitution) the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on July 25, 1995 at 4:00 p.m. (Baltimore Time) and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Meeting and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matters set forth below:

(1) To consider and act upon a proposal to elect a Board of Directors (voted on by the shareholders of the Fund as a whole).

/ / FOR all nominees listed below    / / WITHHOLD AUTHORITY to vote
                                         for all nominees listed below.
/ / FOR all nominees listed below except those whose names have been stricken.

(Instructions: To withhold authority to vote for any or all of the nominees, strike a line through the names of such nominee(s) below.)

     W. James Price, Richard T. Hale, James J. Cunnane, N. Bruce Hannay, John F. Kroeger, Louis E. Levy, Eugene J. McDonald, Rebecca W. Rimel,
                                 Harry Woolf

[Proposal (2) Intentionally Omitted.]

[Proposal (3) Intentionally Omitted.]

(4) To approve or disapprove an amended investment advisory agreement between the Fund and Investment Company Capital Corp. with respect to the Tax-Free Series, increasing the advisory fee (voted on by the shareholders of the Tax-Free Series).

                         / / FOR  / / AGAINST  / / ABSTAIN

                                 (Continued and to be signed on reverse side).

   This Proxy will be voted as indicated above. If no indication is made, this Proxy will be voted FOR the proposals set forth above. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors.


Please Date: --
                                           Date:_______________________, 1995

                                           __________________________________
                                               (Signature of Shareholder)

                                           __________________________________
                                              (Co-owner signature, if any)

                                           __________________________________
                                              (Printed Name of Shareholder)

                                           __________________________________
                                           (Printed name of co-owner, if any)

                                           Please print and sign your name in
                                           the space provided to authorize the
                                           voting of your shares as indicated
                                           and return promptly. When signing
                                           on behalf of a corporation,
                                           partnership, estate, trust, or in
                                           any other representative capacity,
                                           please sign your name and title.
                                           For joint accounts, each joint
                                           owner must sign.

    PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE
                              ENCLOSED ENVELOPE.

                       QUALITY CASH RESERVE PRIME SHARES
                 A CLASS OF ALEX. BROWN CASH RESERVE FUND, INC.
                           135 East Baltimore Street
                           Baltimore, Maryland 21202

                                 --------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 JULY 25, 1995

TO THE SHAREHOLDERS OF QUALITY CASH RESERVE PRIME SHARES

   You are cordially invited to a Special Meeting of the Shareholders of Alex. Brown Cash Reserve Fund, Inc. (the "Fund") on Tuesday, July 25, 1995 at 4:00 p.m. (Baltimore Time) in the Audio-Visual Room of Alex. Brown & Sons Incorporated, One Thirty-Five East Baltimore Street, Baltimore, Maryland, 21202, for the purpose of considering the proposals set forth below and for the transaction of such other business as may be properly brought before the meeting:

   PROPOSAL 1: To consider and act upon a proposal to elect a Board of
               Directors (voted on by the shareholders of the Fund as a whole); and

   PROPOSAL 2: To approve or disapprove an amended investment advisory agreement between the Fund and Investment Company Capital Corp. with respect to the Prime Series, increasing the advisory fee (voted on by the shareholders of the Prime Series).

Quality Cash Reserve Prime Shares are a class of the Prime Series of the Fund. Only shareholders of the Fund at the close of business on June 9, 1995 are entitled to notice of, and to vote at, this meeting or any adjournment thereof.

   WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN YOUR PROXY CARD AND RETURN IT SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.


                                        Brian C. Nelson
                                        Secretary

Dated: June 21, 1995

                       QUALITY CASH RESERVE PRIME SHARES
                 A CLASS OF ALEX. BROWN CASH RESERVE FUND, INC.
                           135 East Baltimore Street
                           Baltimore, Maryland 21202
                                 --------------
                                PROXY STATEMENT
                                 --------------
                        SPECIAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                 JULY 25, 1995

   This Proxy Statement is furnished by the Directors of Alex. Brown Cash Reserve Fund, Inc. (the "Fund") in connection with their solicitation of proxies for use at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on Tuesday, July 25, 1995 at 4:00 p.m. (Baltimore
Time), or at any adjournment thereof, in the Audio-Visual Room of Alex. Brown & Sons Incorporated, One Thirty-Five East Baltimore Street, Baltimore, Maryland, 21202. It is expected that the Notice of Special Meeting, the Proxy Statement and the Proxy Card will be mailed to shareholders on or about June 21, 1995.

   If you do not expect to be present at the Meeting and wish your Shares to be voted, please date and sign the enclosed Proxy Card ("Proxy") and mail it in the enclosed reply envelope, allowing sufficient time for the card to be received on or before 4:00 p.m. (Baltimore Time) on July 25, 1995. If the accompanying Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted for the election of the Directors of the Fund (the "Directors") (Proposal 1) and for the amended investment advisory agreement with respect to the Prime Series (Proposal 2). All shareholders of the Fund are entitled to vote on Proposal 1. Proposal 2 requires action by the shareholders of the Prime Series. Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated Proxy or by attending and voting at the Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting at the Meeting.

   The close of business on June 9, 1995 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had 2,914,547,907 shares outstanding, consisting of 1,814,843,002 shares outstanding of the Prime Series, 565,526,406 shares outstanding of the Treasury Series and 534,178,499 shares outstanding of the Tax-Free Series. Each full share will be entitled to one vote at the Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.

   The expenses of the Meeting will be borne by the Fund, except that the incremental costs associated with Proposal 2 will be borne by Investment Company Capital Corp. ("ICC" or the "Advisor"), and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of Proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic or oral communication by regular employees of the Advisor.

   The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended March 31, 1995 to any shareholder requesting such report. Request for the annual report should be made in writing to Alex. Brown Cash Reserve Fund, Inc., P.O. Box 17250, Baltimore, Maryland, 21203 or by calling 1-800-553-8080.

   The Fund is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its shares are registered under the Securities Act of 1933, as amended. The Fund offers three series of shares (each a "Series" and collectively the "Series"): Prime Series, Treasury Series and Tax-Free Series. ICC, 135 East Baltimore Street, Baltimore, Maryland 21202, a wholly-owned subsidiary of Alex. Brown & Sons Incorporated ("Alex. Brown" or the "Distributor"), acts as the Fund's investment advisor to each of the Series pursuant to two separate Investment Advisory Agreements currently in effect, one dated as of April 4, 1990 with respect to the Prime Series and the Treasury Series (the "Current

Prime and Treasury Advisory Agreement") and one dated as of October 5, 1990 with respect to the Tax- Free Series. It is proposed that shareholders of the Prime Series ("Prime Shareholders"), which includes shareholders of Quality Cash Reserve Prime Shares, approve an amended investment advisory agreement with respect to the Prime Series (the "Amended Prime Advisory Agreement"). The Amended Prime Advisory Agreement, which increases the advisory fee, replaces the Current Prime and Treasury Advisory Agreement. Shareholders of the Fund's other Series will also be voting at the Meeting on proposals to approve amended investment advisory agreements with regard to their respective Series, which increase advisory fees, to replace the existing advisory agreements.

PROPOSAL 1: TO CONSIDER AND ACT UPON A PROPOSAL TO ELECT A BOARD OF DIRECTORS

   At the Meeting, it is proposed that nine Directors will be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholders for the election of W. James Price, Richard T. Hale, James J. Cunnane, N. Bruce Hannay, John F. Kroeger, Louis E. Levy, Eugene J. McDonald, Rebecca W. Rimel and Harry Woolf. Messrs. Price, Hale, Cunnane, Hannay, Kroeger, Levy, McDonald and Woolf are currently members of the Board of Directors. Messrs. Price, Hale, Hannay, Kroeger and Woolf were last elected by shareholders at a special meeting held on March 30, 1990. Mr. McDonald was elected by the Board on June 17, 1992. Mr. Levy was elected by the Board on June 17, 1994. Mr. Cunnane was elected by the Board on December 14, 1994. Alonzo G. Decker retired from the Board effective December 31, 1994. Ms. Rimel has not previously served on the Board and has not previously been elected by the shareholders.

   The proposal to elect the Board of Directors is being presented for shareholder approval pursuant to requirements under the 1940 Act. In compliance with the 1940 Act, shareholder meetings must be held within sixty days to elect Directors whenever fewer than a majority of the Directors holding office have been elected by the shareholders or, if necessary in the case of filling vacancies, to assure that at least two-thirds of the Directors holding office after such vacancies are filled have been elected by the shareholders. Because the addition of Ms. Rimel raises the number of Directors to nine, of which five have been elected by shareholders of the Fund, a shareholder meeting must be held to elect Ms. Rimel in order for the Board of Directors to comply with the two-thirds requirement. The meeting also obviates the need to hold shareholder meetings in the future to fill vacancies caused by prospective retirements.

   Because the corporation does not hold regular annual shareholder meetings, each nominee, if elected, will hold office until his successor is elected and qualified. Under Maryland General Corporation Law, a corporation registered under the 1940 Act is not required to hold an annual meeting in any year in which the election of Directors is not required to be acted upon under such Act. The Fund has availed itself of this provision and achieves cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings.

   Even with the elimination of routine annual meetings, the Board of Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or required or permitted by the Articles of Incorporation and By-Laws of the Fund. As described above, shareholder meetings will be held to elect Directors under certain circumstances in compliance with the 1940 Act. Shareholder meetings may also be held by the Fund in order to approve investment policy changes, a new investment advisory agreement or other matters requiring shareholder action under the 1940 Act.

   A meeting may also be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Directors, in which case shareholders may receive assistance in communicating with other shareholders as if the provisions contained in
Section 16(c) of the 1940 Act applied. In addition, Maryland General Corporation Law provides for the calling of a special meeting by the written request of shareholders holding at least 25% of the shares entitled to vote at the meeting.

   Each of the nominees has consented to being named in this Proxy Statement and to serving as a Director if elected. The Fund knows of no reason why any nominee would be unable or unwilling to serve if elected. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the Proxy will exercise their voting power to vote for such person or persons as the management of the Fund may recommend. Directors will be elected by a majority of all votes cast at the Meeting provided that a majority of shareholders entitled to vote is present in person or by proxy at the Meeting. If you give no voting instructions, your shares will be voted for all nominees named herein.

INFORMATION REGARDING NOMINEES

   The following information is provided for each nominee. It includes his or her name, position with the Fund, length of directorship (if applicable), age, principal occupations or employment during the past five years, directorships with other companies which file reports periodically with the Securities and Exchange Commission, number of shares of the Fund beneficially owned and percentage of shares of the Fund beneficially owned.

                                            Business Experience           Shares of the Fund
    Name and Position                    During the Past Five Years       Beneficially Owned
      with the Fund       Age            Including all Directorships      as of June 2, 1995  Percentage
 ----------------------  ----    ---------------------------------------  ------------------   ----------
W. James Price*           70      Managing Director Emeritus, Alex. Brown       113,941             **
  Director and Chairman              & Sons Incorporated; Director, Boca
  of the Board since                 Research, Inc.; Formerly, Director,
  1981                               CSX Corp. and PHH Corporation.

Richard T. Hale*          49      Managing Director, Alex. Brown & Sons               0             **
  Director and                       Incorporated.
  President since 1989

James J. Cunnane          57      Managing Director, CBC Capital;                     0             **
  Director since 1994                Formerly, Senior Vice-President and
                                     Chief Financial Officer, General
                                     Dynamics Corporation and Director,
                                     The Arch Fund.

N. Bruce Hannay           74      Director, Plenum Publishing Corp;               3,347             **
  Director since 1984                Formerly, Director, Rohm & Haas
                                     Company and General Signal Corp. and
                                     Consultant, SRI International.

John F. Kroeger           70      Director/Trustee, AIM Funds; Formerly,         43,094             **
  Director since 1981                Consultant, Wendell & Stockel
                                     Associates, Inc. and General
                                     Manager, Shell Oil Company.

Louis E. Levy             62      Director, Kimberly-Clark Corporation                0             **
  Director since 1994                and Household International;
                                     Chairman of the Quality Control
                                     Inquiry Committee, American
                                     Institute of Certified Public
                                     Accountants; Formerly, Trustee,
                                     Merrill Lynch Funds for
                                     Institutions, Adjunct Professor,
                                     Columbia University- Graduate School
                                     of Business, and Partner, KPMG Peat
                                     Marwick.

Eugene J. McDonald        62      President, Duke Management Company;                 0             **
  Director since 1992                Executive Vice President, Duke
                                     University.

Rebecca W. Rimel*         44      President and Chief Executive Officer,              0             **
  Nominee for Director               The Pew Charitable Trusts; Director
                                     and Executive Vice President, The
                                     Glenmede Trust Company; Formerly,
                                     Executive Director, The Pew
                                     Charitable Trusts.

Harry Woolf               71      Professor-at-Large Emeritus, Institute         56,176             **
  Director since 1981                for Advanced Study; Director,
                                     Merrill Lynch Cluster C Funds, ATL
                                     and Spacelabs Medical Corp. and
                                     Family Health International.


- ------------
 * "Interested person" within the meaning of the 1940 Act. Mr. Price and Ms. Rimel will be treated by the Fund as if they could each be deemed to be an "interested person." Mr. Hale is a Managing Director of Alex. Brown & Sons Incorporated, the Fund's Distributor ("Alex. Brown" or the "Distributor").

** As of June 2, 1995, Directors and nominees of the Fund beneficially owned less than 1% of the shares of the Fund.

   The aggregate compensation paid by the Fund to each of the Fund's Directors serving during the fiscal year ended March 31, 1995 is set forth in the compensation table below. The aggregate compensation paid to such Directors during calendar year 1994 by all registered investment companies to which the Advisor or an affiliated person of the Advisor provides investment advisory services (collectively, the "Fund Complex") is also set forth in the compensation table below.

                              COMPENSATION TABLE

                                                               Total Compensation   Number of Funds in
                                                                From the Fund and      Fund Complex
                               Aggregate                          Fund Complex              for
                             Compensation        Deferred            Paid to               Which
 Name                        from the Fund     Compensation         Directors         Director Serves
 ------------------------   ---------------   --------------    ------------------   ------------------
Richard T. Hale*  .......       $     0          $     0             $     0                12
W. James Price*  ........             0                0                   0                 8
James J. Cunnane**  .....             0            6,321               9,750                13
N. Bruce Hannay  ........        18,308            6,223              39,000                13
John F. Kroeger  ........        26,982                0              42,900                13
Louis E. Levy**  ........         8,757            9,750              29,250                13
Eugene J. McDonald  .....        11,987           12,544              39,000                13
Harry Woolf  ............        11,987           12,544              39,000                13


- ------
 * "Interested person," within the meaning of the 1940 Act, of the Fund and all other U.S. registered investment companies in the Fund Complex for which he serves as a director. Mr. Price will be treated by the Fund as if he could be deemed to be an "interested person". Mr. Hale is a Managing Director of the Distributor.

** Mr. Levy and Mr. Cunnane became Directors in June, 1994 and December,
   1994, respectively.

   The Fund Complex has adopted a Retirement Plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of five years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fees earned by him in his last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by him in his last year of service. The fee will be paid quarterly, for life, by each fund for which he serves. The Retirement Plan is unfunded and unvested. Messrs. Hannay, Kroeger and Woolf have qualified but have not received benefits, and no such benefits are being accrued for them since they have not yet retired. The Fund has one Participant, a Director who retired effective December 31, 1994, who has qualified for the Retirement Plan by serving thirteen years as Director in the Fund Complex and who will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fee is allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

BOARD APPROVAL OF THE ELECTION OF DIRECTORS

   By meeting of the Board of Directors dated June 1, 1995, the Board approved setting the number of Directors at nine and recommended that shareholders vote for each of the nominees for Director named herein. In recommending that shareholders elect the nominees as Directors of the Fund, the Board considered the nominees' experience and qualifications.

SHAREHOLDER APPROVAL OF THE ELECTION OF DIRECTORS

   The election of the Directors requires the favorable vote of a majority of all votes cast at the Meeting provided that a majority of shareholders entitled to vote is present in person or by proxy at the Meeting. If the Directors are not approved by the shareholders of the Fund, the Board will consider alternative nominations.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR THE ELECTION OF THE DIRECTORS.
     ---

PROPOSAL 2: TO APPROVE OR DISAPPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT
            BETWEEN THE FUND AND INVESTMENT COMPANY CAPITAL CORP. WITH RESPECT TO THE PRIME SERIES, INCREASING THE ADVISORY FEE

GENERAL

   On June 1, 1995, the Directors unanimously approved, subject to the approval of Prime Shareholders, an Amended Investment Advisory Agreement with respect to the Prime Series (the "Amended Prime Advisory Agreement") to increase the rate of the fee payable to the Advisor. Under the Current Prime and Treasury Advisory Agreement, the Advisor receives a fee from the Fund, calculated daily and paid at the end of each calendar month, at the annual rate of .25% of the first $500 million of the Fund's aggregate average daily net assets, .21% of the next $500 million of the Fund's aggregate average daily net assets, .20% of the next $500 million of the Fund's aggregate average daily net assets and .19% of that portion of the Fund's aggregate average daily net assets in excess of $1.5 billion. The Prime Series pays its proportional share of the fee based on its relative net assets. The Advisor may, from time to time, voluntarily waive a portion of its advisory fee with respect to the Prime Series to preserve or enhance the performance of such Series. No such waiver was required for the fiscal year ended March 31, 1995. Such voluntary waiver is not contractual and is subject to change.

   Under the Amended Prime Advisory Agreement, the Advisor would receive a fee from the Fund, calculated daily and paid at the end of each calendar month, at the annual rate of .30% of the first $500 million of the Fund's aggregate average daily net assets, .26% of the next $500 million of the Fund's aggregate average daily net assets, .25% of the next $500 million of the Fund's aggregate average daily net assets, .24% of the next $1 billion of the Fund's aggregate average daily net assets, .23% of the next $1 billion of the Fund's aggregate average daily net assets and .22% of the Fund's aggregate average daily net assets in excess of $3.5 billion. The Prime Series would pay its portion of the foregoing fee based on the proportion of its net assets relative to the Fund's net assets. In addition, the Advisor would be entitled to receive an additional fee with respect to the Prime Series, calculated daily and paid monthly, at the annual rate of .02% of the Prime Series' average daily net assets. The effect of this change is to increase the rate paid by the Prime Series by .07% on Fund assets up to $2.5 billion, .06% on Fund assets from $2.5 billion up to $3.5 billion, and .05% on Fund assets in excess of $3.5 billion. The Advisor would be able, from time to time, to voluntarily waive a portion of its advisory fee with respect to the Prime Series to preserve or enhance the performance of the Prime Series. Such voluntary waiver would not be contractual and would be subject to change. A copy of the Amended Prime Advisory Agreement, as it is proposed to be approved by the Prime Shareholders, is attached hereto as Exhibit A.

EVALUATION AND RECOMMENDATION

   To assist the Directors in their consideration of the Amended Prime Advisory Agreement, the Advisor presented a comparative analysis, under the existing and pro forma advisory fees, of the performance and expenses of the Fund. The Directors took into account the Advisor's belief that the proposed fee structure represents a reasonable return, is in line with acceptable profitability levels, is still less than that of competing funds and maintains the Fund's competitive performance. In addition, the Directors considered the following factors: (1) the nature and quality of the advisory services rendered and the results achieved by the Advisor in the management of the Fund, giving due consideration to the likely impact of the proposed fee on relative performance; (2) the relationship of the proposed advisory fee schedule to the fee schedules of comparable mutual funds, the impact of the proposed increase in advisory fees on the Fund's expense ratio and the relationship of the Fund's pro forma expense ratio to the expense ratios of comparable mutual funds; (3) the costs borne by the Advisor in providing investment advisory services to the Fund; (4) the profits of the Advisor in providing services to the Fund; and (5) the extent to which the economies of scale that the Advisor might experience as a result of growth in the Fund's assets would be shared with the Fund. With respect to the nature and quality of services and the results achieved, the Directors noted the success of the Fund since inception (1981) in maintaining a high quality portfolio and avoiding credit problems and exotic securities which affected some funds. The Directors also noted the Advisor's ability to provide a competitive yield for shareholders while emphasizing credit quality.

DESCRIPTION OF THE CURRENT PRIME AND TREASURY ADVISORY AGREEMENT

   The Current Prime and Treasury Advisory Agreement was last approved by the Prime Shareholders on April 4, 1990.

   The Prime and Treasury Advisory Agreement provides that the Advisor, in return for its fee, will (a) supervise and manage the Series' operations; (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Prime Series; (c) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;
(d) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services; (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign and otherwise, whether affecting the economy generally or the Prime Series, and whether concerning the individual issuers whose securities are included in the Prime Series or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Prime Series; (f) determine which issuers and securities shall be represented in the Prime Series; (g) take all actions necessary to carry into effect the Fund's purchase and sale programs;
(h) supervise the operations of the Fund's transfer and dividend disbursing agent; (i) provide the Fund with such administrative and clerical services for the maintenance of certain shareholder records as are deemed advisable by the Fund's Board of Directors; and (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy materials, tax returns, reports to the Prime Shareholders and reports to and filings with the SEC and state Blue Sky authorities. Subject to the approval of the Board and the Prime Shareholders, the Advisor may delegate certain of its duties enumerated above to a sub-advisor.

   The Current Prime and Treasury Advisory Agreement also provides for compensation, as discussed above.

   The Current Prime and Treasury Advisory Agreement provides that the Advisor will furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund to the extent that such officers may be required by the Fund for the proper conduct of its affairs. The Fund assumes and pays all other expenses of the Fund, including, without limitation: payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

   The Current Prime and Treasury Advisory Agreement provides for expense limitations. In the event the operating expenses of the Fund, including all investment advisory and administrative fees, for any fiscal year ending on a date on which the agreement is in effect exceed either (i) the expense limitations applicable to the Prime Series imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale, as such limitations may be raised or lowered from time to time, or
(ii) 1% of the Fund's average daily net assets, the Advisor will reduce its investment advisory fee to the extent of its share of such excess expenses and, if required pursuant to any such laws or regulations, will reimburse the Fund for its share of annual operating expenses in excess of any expense limitation that may be applicable. Excluded from such expenses are the amounts of any interest, taxes, brokerage commissions and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, will be computed and accrued daily, will be settled on a monthly basis and will be based upon the expense limitation applicable to the Prime Series as at the end of the last business day of the month. The foregoing expense limitations imposed by the state securities laws and regulations will be applied to the Prime Series separately unless the laws or regulations of any state shall require that the expense limitations be imposed with respect to the Fund as a whole. The foregoing 1% expense limitation shall be applied to the Fund's Series on a combined basis.

   The services of the Advisor are not to be deemed exclusive, and the Advisor and its officers and Directors are free to render investment advisory and other services to others, including other investment companies, and to engage in other activities, so long as its services under the agreement are not impaired thereby. The Advisor's officers or Directors may serve as officers or Directors of the Fund, and the Fund's officers or Directors may serve as officers or Directors of the Advisor, to the extent permitted by law.

   Following the expiration of its initial two-year term, the Current Prime and Treasury Advisory Agreement continues in force and effect from year to year, provided that such continuance is approved at least annually by the Fund's Board or by the vote of a majority of the Prime Series' outstanding voting securities, and by the affirmative vote of a majority of the Directors who are not parties to the agreement or "interested persons" of a party to the agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

   The Current Prime and Treasury Agreement may be terminated at any time, on waivable written notice within sixty days and without any penalty, by vote of the Fund's Board, by vote of a majority of the Prime Series' outstanding voting securities or by the Advisor. The agreement automatically terminates in the event of its assignment.

   The Current Prime and Treasury Agreement obligates the Advisor to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under the agreement, but the Advisor is not liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, Directors or employees, or reckless disregard by the Advisor of its duties under the agreement.

THE ADVISOR

   The Advisor is a wholly-owned subsidiary of Alex. Brown, which is located at 135 East Baltimore Street, Baltimore, Maryland, 21202. Alex. Brown is a wholly-owned subsidiary of Alex. Brown Incorporated, which is also located at 135 East Baltimore Street, Baltimore, Maryland, 21202.

   The following information is provided for each Director and the principal executive officer of the Advisor. It includes his name, position with the Advisor, address and principal occupation.

      Name and Position
       with the Advisor                      Address                    Principal Occupation
     -------------------                     -------                    --------------------
Alvin B. Krongard                  135 East Baltimore Street       Chairman and Chief Executive
  Director                         Baltimore, Maryland 21202       Officer, Alex. Brown Incorporated

Mayo A. Shattuck III               135 East Baltimore Street       President, Alex. Brown
  Director                         Baltimore, Maryland 21202       Incorporated

Benjamin Howell Griswold, IV       135 East Baltimore Street       Chairman Emeritus, Alex. Brown
  Director                         Baltimore, Maryland 21202       Incorporated

Edward J. Veilleux President       135 East Baltimore Street       Principal, Alex. Brown & Sons
                                   Baltimore, Maryland 21202       Incorporated; Vice President,
                                                                   Armata Financial Corp.


   As of June 1, 1995, Mr. Price, Chairman of the Fund, beneficially owned 71,876 shares of Alex. Brown Incorporated. As of June 1, 1995, Mr. Hale, a Director of the Fund, beneficially owned 76,406 shares of Alex. Brown Incorporated. Mr. Veilleux, Executive Vice President of the Fund, is President of the Advisor and as of June 1, 1995, owned 500 shares of Alex. Brown Incorporated. Mr. Nelson, Vice President and Secretary of the Fund, is Vice President of the Advisor.

   For the fiscal year ended March 31, 1995, the Fund paid the Advisor an aggregate fee (net of a voluntary fee waiver of $156,200 for the Treasury Series) of $4,941,395 for advisory services. For such fiscal year, the Fund also paid the Advisor aggregate fees of $58,826 for transfer agency services provided to the Fund and $90,083 for accounting services provided to the Treasury Series. For the period from November 10, 1994 to March 31, 1995, the Fund paid the Advisor $58,826 for accounting services provided to the Prime Series. For the fiscal year ended March 31, 1995, the Fund paid the Distributor an aggregate distribution fee of $6,302,116.

COMPARISON BETWEEN THE AMENDED PRIME ADVISORY AGREEMENT AND THE CURRENT PRIME AND TREASURY ADVISORY AGREEMENT

   The terms of the Amended Prime Advisory Agreement and the Current Prime and Treasury Agreement, as applicable to the Prime Series, are effectively the same, except for provisions regarding compensation, as discussed above.

   There are currently five classes of the Prime Series, designated as the Alex. Brown Cash Reserve Prime Shares, the Flag Investors Cash Reserve Prime Class A Shares, the Flag Investors Cash Reserve Prime Class B Shares, the Alex. Brown Cash Reserve Prime Institutional Shares and the Quality Cash Reserve Prime Shares. Flag Investors Cash Reserve Prime Class B Shares are available only through the exchange of shares of other funds in the Flag Investors family of funds and are subject to a contingent deferred sales charge as described in the Prospectus for the shares. The Quality Cash Reserve Prime Shares are offered primarily to broker-dealers that have correspondent relationships with Alex. Brown.

   The following table compares the existing fees and expenses of the Quality Cash Reserve Prime Shares under the Current Prime and Treasury Advisory Agreement and the pro forma fees and expenses of the class under the Amended Prime Advisory Agreement. The percentages shown below expressing existing Annual Fund Operating Expenses are based on the actual expenses of each class of the Prime Series for the fiscal year ended March 31, 1995.

                      QUALITY CASH RESERVE PRIME SHARES

Shareholder Transaction Expenses                                              Existing       Pro Forma
- --------------------------------                                              --------       ---------
Maximum Sales Charge Imposed on Purchase  ................................       None           None
Maximum Sales Charge Imposed on Reinvested Dividends  ....................       None           None
Deferred Sales Charge  ...................................................       None           None
Redemption Fees  .........................................................       None           None

Annual Fund Operating Expenses (as a percentage of average net assets)         Existing       Pro Forma
- ----------------------------------------------------------------------         --------       ---------
Advisory Fees  ...........................................................        .21%           .28%
12b-1 Fees  ..............................................................        .60%           .60%
Other Expenses  ..........................................................        .15%           .15%
                                                                                  ---           ----
Total Fund Operating Expenses  ...........................................        .96%          1.03%
                                                                                  ===           ====

EXAMPLE

   Assuming a hypothetical investment of $1,000, a 5% annual return and redemption at the end of each time period, an investor in Quality Cash Reserve Prime Shares would have paid transaction and operating expenses at the end of each year as follows:

                                                                               Existing       Pro Forma
                                                                               --------       ----------
1 year  ..................................................................       $ 10           $ 11
3 years  .................................................................       $ 31           $ 33
5 years  .................................................................       $ 54           $ 58
10 years  ................................................................       $124           $133


THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

   For the fiscal year ended March 31, 1995, the aggregate fee paid by the Fund to the Advisor for services on behalf of the Prime Series was $3,050,911. If the proposed fee had been in effect, the Advisor would have received $4,076,335, which equals a 33.6% increase.

SHAREHOLDER APPROVAL OF THE AMENDED PRIME ADVISORY AGREEMENT

   Approval of the Amended Prime Advisory Agreement requires the affirmative vote of a majority of the outstanding shares of the Prime Series. For purposes of this proposal, "majority of the outstanding shares" means the vote of (i) 67% or more of the Prime Series' outstanding shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Prime Series are present or represented by proxy, or (ii) more than 50% of the Prime Series' outstanding shares, whichever is less.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE PRIME SERIES VOTE FOR APPROVAL OF THE AMENDED PRIME ADVISORY AGREEMENT.
     ---
                            ADDITIONAL INFORMATION

DIRECTORS AND EXECUTIVE OFFICERS

   Information about the Fund's current Directors and principal executive officers, including their names, positions with the Fund, length of service, ages, principal occupations or employment during the past five years and amount of shares of the Fund beneficially owned, is set forth below. Each officer of the Fund will hold such office until a successor has been elected by the Board of Directors.

                                                                 Business Experience          Shares of the Fund
                              Position With                  during the Past Five Years,      Beneficially Owned
          Name                   the Fund           Age      including all Directorships     as of June 2, 1995**
          ----                -------------        -----     ---------------------------     --------------------
W. James Price*          Director and Chairman      70    See "Information Regarding                   ***
                         of the Board since               Nominees."
                         1981.
Richard T. Hale*         Director and President     49    See "Information Regarding                   ***
                         since 1989.                      Nominees."
James J. Cunnane         Director since 1994.       57    See "Information Regarding                   ***
                                                          Nominees."
N. Bruce Hannay          Director since 1984.       74    See "Information Regarding                   ***
                                                          Nominees."
John F. Kroeger          Director since 1981.       70    See "Information Regarding                   ***
                                                          Nominees."
Louis E. Levy            Director since 1994.       62    See "Information Regarding                   ***
                                                          Nominees."
Eugene J. McDonald       Director since 1992.       62    See "Information Regarding                   ***
                                                          Nominees."
Harry Woolf              Director since 1981.       71    See "Information Regarding                   ***
                                                          Nominees."
Edward J. Veilleux*      Executive Vice             51    Principal, Alex. Brown & Sons                ***
                         President since 1985.            Incorporated; President,
                                                          Investment Company Capital
                                                          Corp.; Vice President, Armata
                                                          Financial Corp.

                                                                 Business Experience          Shares of the Fund
                              Position With                  during the Past Five Years,      Beneficially Owned
          Name                   the Fund           Age      including all Directorships     as of June 2, 1995**
          ----                -------------        -----     ---------------------------     --------------------
Paul D. Corbin           Vice President since       42    Principal, Alex. Brown & Sons                ***
                         1992.                            Incorporated, 1991 - Present;
                                                          Senior Vice President, First
                                                          National Bank of Maryland.
M. Elliott Randolph,     Vice President since       53    Principal, Alex. Brown & Sons                ***
  Jr.                    1992.                            Incorporated, 1991 - Present;
                                                          Principal, Monument Capital
                                                          Management, Inc.
Brian C. Nelson          Vice President and         35    Vice President, Alex. Brown &                ***
                         Secretary since 1989.            Sons Incorporated, Investment
                                                          Company Capital Corp. and Armata
                                                          Financial Corp.
Diana M. Ellis           Treasurer since 1993.      42    Manager, Portfolio Accounting                ***
                                                          Department, Investment Company
                                                          Capital Corp.; Mutual Fund
                                                          Accounting Department, Alex.
                                                          Brown & Sons Incorporated, 1991
                                                          - Present; Formerly, Accounting
                                                          Manager, Downtown Press Inc.
Monica M. Hausner        Assistant Vice             33    Vice President, Fixed Income                 ***
                         President since 1992.            Management Department, Alex.
                                                          Brown & Sons Incorporated, 1992
                                                          - Present; Formerly, Assistant
                                                          Vice President, First National
                                                          Bank of Maryland.
Laurie D. DePrine        Assistant Secretary        28    Asset Management Department,                 ***
                         since 1992.                      Alex. Brown & Sons Incorporated,
                                                          1991 - Present; Formerly,
                                                          student.


- ------------
  * "Interested person" within the meaning of the 1940 Act. Mr. Price will be treated by the Fund as if he could be deemed to be an "interested person". Mr. Hale is a Managing Director of the Distributor. Mr. Veilleux is a Principal of the Distributor and President of the Advisor.

 ** This information has been provided by each Director and officer of the Fund.

*** As of June 2, 1995, to Fund management's knowledge, the Directors and executive officers (15 persons) of the Fund, individually and as a group, beneficially owned less than 0.05% of the outstanding shares of the Fund or any Series thereof.

   Each Director who is not an "interested person" receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at Board and committee meetings) from the Fund and all funds in the Fund Complex for which he serves. Payment of such fees and expenses are allocated among all such funds described above in proportion to their relative net assets. For the fiscal year ended March 31, 1995, Non-Interested Directors fees attributable to the assets of the Fund totalled $132,989. Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers of the Fund who are employees of Alex. Brown may be considered to have received remuneration indirectly. As of June 2, 1995, the Directors and officers of the Fund as a group beneficially owned an aggregate of less than 1% of the shares of the Fund.

   There were four meetings of the Board of Directors held during the fiscal year ended March 31, 1995. In such fiscal year, all Directors attended at least 75% of the meetings of the Board of Directors held during their respective terms.

   The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews, with the independent accountants, the results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit Committee are Messrs. Cunnane, Hannay, Kroeger, Levy, McDonald and Woolf, each of whom is not an "interested person" within the meaning of the 1940 Act. The Audit Committee met four times during the fiscal year ended March 31, 1995. In such fiscal year, all members attended at least 75% of the meetings of the Audit Committee held during their respective terms.

   The Board of Directors has a Nominating Committee. The Nominating Committee makes recommendations to the full Board of Directors with respect to candidates for and policies of the Board of Directors. The members of the Nominating Committee are Messrs. Cunnane, Hannay, Kroeger, Levy, McDonald and Woolf, each of whom is not an "interested person" within the meaning of the 1940 Act. The Nominating Committee met twice during the fiscal year ended March 31, 1995. In such fiscal year, all members attended all meetings of the Nominating Committee held during their respective terms.

   The Board of Directors has a Compensation Committee. The Compensation Committee makes recommendations to the full Board of Directors with respect to compensation of Directors. The members of the Compensation Committee are Messrs. Cunnane, Hannay, Kroeger, Levy, McDonald and Woolf, each of whom is not an "interested person" within the meaning of the 1940 Act. The Compensation Committee did not meet during the fiscal year ended March 31, 1995.

INDEPENDENT ACCOUNTANTS

   A majority of the Fund's Board of Directors who are not "interested persons" of the Fund have selected Coopers & Lybrand L.L.P. as the independent accountants of the Fund for the fiscal year ending March 31, 1996. If requested by a shareholder either in writing or by telephone in advance of the Meeting, a representative of Coopers & Lybrand L.L.P. will be present at the Meeting to make a statement if desired and to be available to respond to appropriate questions from shareholders. Such request should be directed to the Fund by writing to the Fund, P.O. Box 17250, Baltimore, Maryland, 21203, or by calling the Fund at 1-800-553-8080.

BENEFICIAL OWNERS

   To the knowledge of Fund Management, as of May 22, 1995, the following were beneficial owners of 5% or more of the outstanding shares of the Fund's Series.

                                                Amount of                          Percent of
          Name & Address                  Beneficial Ownership              Total Shares Outstanding
          --------------                  --------------------              ------------------------
Flag Investors Cash Reserve Prime Class A Shares

   Alex. Brown & Sons, Inc.                   998,376 shares                         13.26%
   FBO 242-09111
   P.O. Box 1346
   Baltimore, MD 21203

   Alex. Brown & Sons, Inc.                   499,237 shares                          6.63%
   FBO 201-62090
   P.O. Box 1346
   Baltimore, MD 21203

Alex. Brown Cash Reserve Tax-Free Shares

   Alex. Brown & Sons, Inc.                44,397,821 shares                          8.89%
   FBO 0024737688
   P.O. Box 1346
   Baltimore, MD 21203


SUBMISSION OF SHAREHOLDER PROPOSALS

   As a Maryland corporation, the Fund is not required to hold annual shareholder meetings, except in certain limited circumstances. Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Directors should submit the proposal or suggestions to be considered to the Fund within a reasonable time in advance of any such meeting for inclusion in the Fund's proxy statement and form of proxy for such meeting as is held. The Nominating Committee of the Board of Directors will give consideration to shareholder suggestions as to nominees for the Board of Directors. Shareholders retain the right, under limited circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

OTHER MATTERS

   No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Fund.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                              By Order of the Directors,



                              Brian C. Nelson
                              Secretary

Dated: June 21, 1995

                                                                     EXHIBIT A
                FORM OF AMENDED INVESTMENT ADVISORY AGREEMENT
             ALEX. BROWN CASH RESERVE FUND, INC. -- PRIME SERIES

   THIS AGREEMENT is made as of the ___ day of _____, 1995 by and between ALEX. BROWN CASH RESERVE FUND, INC., a Maryland corporation (the "Fund"), and INVESTMENT COMPANY CAPITAL CORP., a Maryland corporation (the "Advisor"), with respect to the following recital of fact:

   WHEREAS, the Fund is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

   WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

   WHEREAS, the Fund's Articles of Incorporation authorize the Board of Directors of the Fund to classify or reclassify authorized but unissued shares of the Fund; and

   WHEREAS, the Fund's Board of Directors has authorized the issuance of three series of shares with a par value of $.001 representing interests in three portfolios: the Prime Series, the Treasury Series and the Tax-Free Series (each of the existing portfolios and any portfolios hereafter added shall be referred to collectively as the "Series"); and

   WHEREAS, the Fund and the Advisor desire to enter an agreement to provide investment advisory and administrative services for the Fund's Prime Series (the "Prime Series") on the terms and conditions hereinafter set forth;

   NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

   1. Appointment of Investment Advisor. The Fund hereby appoints the Advisor to act as the investment advisor to the Prime Series. The Advisor shall manage the Prime Series' affairs and shall supervise all aspects of the Prime Series' operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising the Prime Series' assets, subject at all times to the policies and control of the Fund's Board of Directors. The Advisor shall give the Prime Series the benefit of its best judgment, efforts and facilities in rendering its services as Advisor.

   2. Duties of Investment Advisor. In carrying out its obligations under section 1 hereof, the Advisor shall:

       (a) supervise and manage all aspects of the Prime Series' operations;

       (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Prime Series;

       (c) provide the Prime Series with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;

       (d) provide the Prime Series with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items for the Fund's principal office;

       (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Prime Series, and whether concerning the individual issuers whose securities are included in the Prime Series or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Prime Series;

       (f) determine which issuers and securities shall be represented in the Prime Series and regularly report thereon to the Fund's Board of Directors;

       (g) take all actions necessary to carry into effect the Fund's purchase and sale programs with respect to its Prime Series;

       (h) supervise the operations of the Prime Series' transfer and dividend disbursing agent;

       (i) provide the Prime Series with such administrative and clerical services for the maintenance of certain shareholder records, as are deemed advisable by the Fund's Board of Directors; and,

       (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the shareholders of the Prime Series and reports to and filings with the Securities and Exchange Commission (the "SEC") and state Blue Sky authorities, which may be required for the Prime Series.

   3. Broker-Dealer Relationship. In the event that the Advisor is responsible for decisions to buy and sell securities for the Prime Series, broker-dealer selection, and negotiation of its brokerage commission rates, the Advisor's primary consideration in effecting a security transaction will be execution at the most favorable price. The Fund understands that a substantial majority of the Prime Series' transactions will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to the market makers. In certain instances the Advisor may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Prime Series on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Prime Series. The Advisor is further authorized to allocate the orders placed by it on behalf of the Prime Series to such brokers and dealers who also provide research or statistical material or other services to the Fund or the Advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the brokers to whom such allocations have been made and the basis therefor.

   4. Control by Board of Directors. Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Prime Series pursuant thereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

   5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

       (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

       (b) the provisions of the Registration Statement of the Fund under the Securities Act of 1933 and 1940 Act;

       (c) the provisions of the Articles of Incorporation, as amended;

       (d) the provisions of the By-laws of the Fund, as amended; and

       (e) any other applicable provisions of state and federal law.

   6. Expenses. The expenses connected with the Prime Series shall be allocable between the Fund and the Advisor as follows:

       (a) The Advisor shall furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund, to the extent that such officers may be required by the Fund for the proper conduct of its affairs.

       (b) The Fund assumes and shall pay or cause to be paid all other expenses of the Prime Series, including, without limitation the Prime Series' allocable portion of the following expenses: payments to the Fund's distributor under the Prime Series' plans of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

   7. Delegation of Responsibilities.

       (a) Subject to the approval of the Board of Directors and shareholders of the Prime Series, the Advisor may delegate to a sub-advisor certain of its duties enumerated in section 2 hereof provided that the Advisor shall continue to supervise the performance of any such sub-advisor. The Advisor shall not be responsible for the Sub-Advisor's performance under a sub-advisory agreement.

       (b) The Advisor may, but shall not be under any duty to, perform services on behalf of the Prime Series which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Prime Series and the Advisor's charge in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Advisor of any Fund expense that the Advisor is not required to pay or assume under this Agreement shall not relieve the Advisor of any of its obligations to the Prime Series nor obligate the Advisor to pay or assume any similar Prime Series' expenses on any subsequent occasions.

   8. Compensation. For the services to be rendered and the expenses assumed by the Advisor, the Prime Series shall pay to the Advisor monthly compensation at an annual rate derived by: (1) calculating an amount equal to
 .30% of the first $500 million of the Fund's aggregate average daily net assets, .26% of the next $500 million of the Fund's aggregate average daily net assets, .25% of the next $500 million of the Fund's aggregate average daily net assets, .24% of the next $1 billion of the Fund's aggregate average daily net assets, .23% of the next $1 billion of the Fund's aggregate average daily net assets and .22% of that portion of the Fund's aggregate average daily net assets in excess of $3.5 billion; (2) applying to this amount a fraction equal to the net assets of the Prime Series divided by the net assets of the Fund; and (3) adding an amount calculated daily and paid monthly, at the annual rate of .02% of the Prime Series' average daily net assets.

   Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Subject to the provisions of section 9 hereof, payment of the Advisor's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by section 9 hereof.

   9. Expense Limitation. In the event the operating expenses of the Fund, including all investment advisory and administrative fees, for any fiscal year ending on a date on which this Agreement is in effect exceed either (i) the expense limitations applicable to the Prime Series imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale, as such limitations may be raised or lowered from time to time, or (ii) 1% of the Fund's average daily net assets, the Advisor shall reduce its investment advisory fee to the extent of its share of such excess expenses and, if required pursuant to any such laws or regulations, will reimburse the Fund for its share of annual operating expenses in excess of any expense limitation that may be applicable; provided, however, there shall be excluded from such expenses the amounts of any interest, taxes, brokerage commissions and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis and shall be based upon the expense limitation applicable to the Prime Series as at the end of the last business day of the month. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Advisor's fee shall be applicable. For the purposes of this paragraph, the Advisor's share of any excess expenses shall be computed by multiplying such excess expenses by a fraction, the numerator of which is the amount of the investment advisory fee which would otherwise be payable to the Advisor for such fiscal year were it not for this section 9 and the denominator of which is the sum of all investment advisory and distribution fees which would otherwise be payable by the Fund were it not for the expense limitation provisions of any investment advisory or administration agreement to which the Fund is a party. The foregoing expense limitations imposed by the state securities laws and regulations shall be applied to the Prime Series separately unless the laws or regulations of any state shall require that the expense limitations be imposed with respect to the Fund as a whole. The foregoing 1% expense limitation shall be applied to the Fund's Series on a combined basis.

   10. Non-Exclusivity. The services of the Advisor to the Fund are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or directors of the Fund, and that officers or directors of the Fund may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

   11. Term. This Agreement shall become effective at the close of business on the date hereof and shall continue in force and effect, subject to section 13 hereof, for two years from the date hereof.

   12. Renewal. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

       (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities of the Prime Series (as defined in Section 2(a) (42) of the 1940 Act), and

       (b) by the affirmative vote of a majority of the directors who are not parties to this Agreement or "interested persons" of a party to this Agreement (other than as directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

   13. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of a majority of the Prime Series' outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by either party. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" having the meaning defined in
Section 2(a)(4) of the 1940 Act.

   14. Liability of Advisor. In the performance of its duties hereunder, the Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, directors or employees, or reckless disregard by the Advisor of its duties under this Agreement.

   15. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund and the Advisor for this purpose shall be 135 East Baltimore Street, Baltimore, Maryland 21202.

   16. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

                                 ALEX. BROWN CASH RESERVE FUND, INC.

                                 By _________________________________________


Attest:


________________________________
            Secretary


                                 INVESTMENT COMPANY CAPITAL CORP.

                                 By _________________________________________


Attest:

________________________________
            Secretary

                      QUALITY CASH RESERVE PRIME SHARES
                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                July 25, 1995

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                     ALEX. BROWN CASH RESERVE RESERVE, INC.

   This Proxy is for your use in voting on various matters relating to Alex. Brown Cash Reserve Fund, Inc. (the "Fund"). The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) Edward J. Veilleux, Edward J. Stoken and Mary E. Connell and each of them (with full power of substitution) the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on July 25, 1995 at 4:00 p.m. (Baltimore Time) and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Meeting and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matters set forth below:

(1) To consider and act upon a proposal to elect a Board of Directors (voted on by the shareholders of the Fund as a whole).

| | FOR all nominees  | | WITHHOLD AUTHORITY to vote    | | FOR all nominees
    listed below          for all nominees listed           listed below except
                          below.                            those whose names
                                                            have been stricken.

(Instructions: To withhold authority to vote for any or all of the nominees, strike a line through the names of such nominee(s) below.)

      W. James Price, Richard T. Hale, James J. Cunnane, N. Bruce Hannay,
              John F. Kroeger, Louis E. Levy, Eugene J. McDonald,
                         Rebecca W. Rimel, Harry Woolf

(2) To approve or disapprove an amended investment advisory agreement between the Fund and Investment Company Capital Corp. with respect to the Prime Series, increasing the advisory fee (voted on by the shareholders of the Prime Series).

                    | | FOR     | | AGAINST     | | ABSTAIN

                                 (Continued and to be signed on reverse side).


   This Proxy will be voted as indicated above. If no indication is made, this Proxy will be voted FOR the proposals set forth above. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors.

Please Date: ->                  Date:___________________________________, 1995


                                 ______________________________________________
                                           (Signature of Shareholder)

                                 ______________________________________________
                                          (Co-owner signature, if any)

                                 ______________________________________________
                                          (Printed Name of Shareholder)

                                 ______________________________________________
                                       (Printed name of co-owner, if any)

                                 Please print and sign your name in the space provided to authorize the voting of your shares as indicated and return promptly. When signing on behalf of a corporation, partnership, estate, trust, or in any other representative capacity, please sign your name and title. For joint accounts, each joint owner must sign.


    PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE
                              ENCLOSED ENVELOPE.